UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

CAS MEDICAL SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 7, 2011

Dear Fellow Stockholder:

You are cordially invited to attend a special meeting of stockholders of CAS Medical Systems, Inc. to be held at 10:00 a.m. on Monday, August 22, 2011 at our offices at 44 East Industrial Road, Branford, Connecticut.

As previously announced, on June 9, 2011, we completed a private placement of preferred stock resulting in gross proceeds to the company of $15 million. This transaction provided critical capital necessary for us to fund our growth plans. To meet our goal of increasing shareholder value, we believe continued investments are necessary in research and development, in enhancements to our product portfolio, and in the expansion of our sales, marketing and distribution efforts. The funds raised will permit us to make those investments.

In summary, the financing transaction was structured as the sale of two securities. We sold approximately $9.55 million of Series A Convertible Preferred Stock, which carries the right, at present, to be converted into approximately 19.9% of our Common Stock. We also sold to the same investors approximately $5.45 million of a separate security, Series A Exchangeable Preferred Stock, which will have equivalent rights to the Series A Convertible Preferred Stock only upon the approval of our stockholders. Therefore, if Proposals 1 and 2 in the attached proxy statement are approved, the investors would have beneficial ownership of our Common Stock, on an as-converted basis, of approximately 28.7% along with certain other rights. Stockholder approval of our proposals will benefit the company through the reduction of the dividend rate accretion on the Series A Exchangeable Preferred Stock.

The terms of this important financing require us to submit certain matters for stockholder approval in accordance with applicable NASDAQ listing rules. The notice of special meeting, proxy statement and proxy card accompanying this letter describe in detail the financing transaction and the matters to be acted upon at the meeting. We urge you to read these materials carefully.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, please sign, date and return your proxy card in the enclosed envelope as soon as possible.

We look forward to seeing you at the meeting.

Sincerely yours,

Thomas M. Patton
President, Chief Executive Officer and Director

CAS MEDICAL SYSTEMS, INC.

NOTICE OF SPECIAL MEETING

Notice is hereby given that a special meeting of stockholders of CAS Medical Systems, Inc. (the “Company,” “CASMED,” “us” or “we”) will be held at 10:00 a.m. on Monday, August 22, 2011 at our offices located at 44 East Industrial Road, Branford, Connecticut, to consider and act upon the following matters:

1.	To approve the issuance of preferred stock convertible into more than 20% of our common stock, par value $0.004 per share, (our “Common Stock”) outstanding, which would result in a “change of control” of our Company under applicable NASDAQ Listing Rules;

2.	To approve the issuance of preferred stock convertible into more than 20% of our Common Stock outstanding, which, in the future, may convert at a price that is less than the greater of book or market value of our Common Stock, requiring stockholder approval under applicable NASDAQ Listing Rules; and

3.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to constitute a quorum or to approve the foregoing proposals.

Stockholders of record at the close of business on July 6, 2011, the record date for the special meeting, are entitled to notice of and to vote at the special meeting and any adjournment or postponement of the meeting.

This Notice of Special Meeting, Proxy Statement and accompanying proxy card are being distributed to stockholders on or about July 11, 2011.

Jeffery A. Baird
Secretary

THIS PROXY STATEMENT IS AVAILABLE AT WWW.CASMED.COM.

CAS MEDICAL SYSTEMS, INC.
44 East Industrial Road
Branford, Connecticut 06405

PROXY STATEMENT

The Special Meeting and Voting

Our board of directors is soliciting proxies to be used at the special meeting of stockholders to be held on Monday, August 22, 2011, or at any adjournment of the special meeting. This proxy statement contains information about the items being voted on at the special meeting.

Who is entitled to vote?

Record stockholders of our Common Stock at the close of business on July 6, 2011 (the “record date”) can vote at the special meeting. As of the record date, 13,610,851 shares of our Common Stock were issued and outstanding. Each stockholder has one vote for each share of Common Stock owned as of the record date. In accordance with NASDAQ Listing Rules, the holders of our Series A Convertible Preferred Stock are not eligible to vote on the matters described in this proxy statement. A list of all stockholders entitled to vote at the special meeting will be available for examination by any stockholder for any purpose germane to the meeting at our office at 44 East Industrial Road, Branford, Connecticut, for the ten-day period immediately preceding the special meeting.

How do I vote?

A form of proxy card and a return envelope for the proxy card are enclosed. Giving your proxy means that you authorize the persons named in the enclosed proxy card to vote your shares at the special meeting in the manner you direct. You may vote by proxy or in person at the special meeting. To vote by proxy, if you are a registered holder, please complete, sign and return your proxy card in the accompanying postage-paid return envelope.

If any proxy is returned without indication as to how to vote, the Common Stock represented by the proxy will be voted by the persons named on the proxy in favor of each proposal and in accordance with their best judgment on any other matters which may come before the meeting.

How do I vote if my shares are held in street name?

If your broker holds your shares of our Common Stock in street name, you must either direct your broker on how to vote your shares or obtain a proxy from your broker to vote in person at the special meeting. If your shares are held in street name, you should check the voting form that you receive to determine whether shares may be voted by telephone or the internet.

May I change my vote?

You may revoke your proxy at any time before it is voted at the meeting in several ways. You may (i) send in a revised proxy dated later than the first, (ii) vote in person at the meeting, or (iii) notify our Secretary in writing prior to the meeting that you have revoked your proxy.

What constitutes a quorum?

The holders of shares representing a majority of the outstanding votes eligible to be cast at the meeting, present in person or represented by proxy, constitute a quorum. Abstentions and broker non-votes are included in the count to determine a quorum.

What is the vote required to approve the proposals?

Proposals 1 and 2 will be approved if a quorum is present and a majority of the votes cast by holders present in person or represented by proxy are cast in favor of the applicable proposal. Proposal 3 will be approved if a majority of the votes cast by holders present in person or represented by proxy are cast in favor of the proposal.

What is the effect of broker non-votes and abstentions?

Under NASDAQ rules, if your broker holds your shares in its “street” name, the broker may under certain circumstances vote your shares on the agenda items even if it does not receive instructions from you. Although they are included in determining whether a quorum is present, broker non-votes and abstentions are not considered votes cast on the matters before the meeting and neither will have an effect on the voting for these proposals.

By when must stockholder proposals be submitted for the 2012 annual meeting?

Stockholder proposals intended to be presented at our 2012 annual meeting pursuant to Securities Exchange Act Rule 14a-8 must be received by our Secretary not later than December 28, 2011, for inclusion in our proxy statement and form of proxy relating to that meeting. Stockholder proposals submitted outside the process provided in Rule 14a-8 shall be considered untimely in accordance with Rule 14a-5(e) if made after March 4, 2012.

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BACKGROUND AND OVERVIEW

Private Placement of Preferred Stock

On June 8, 2011, we entered into an Investment Agreement (the “Investment Agreement”) with Thomas, McNerney & Partners, L.P., TMP Nominee II LLC and TMP Associates II, L.P. (collectively, the “Purchasers”). Pursuant to the Investment Agreement, we agreed to issue and sell to the Purchasers (i) 95,500 shares of a newly created series of preferred stock, designated “Series A Convertible Preferred Stock,” par value $0.001 per share (the “Series A Preferred Stock”) and (ii) 54,500 shares of a newly created series of preferred stock, designated “Series A Exchangeable Preferred Stock,” par value $0.001 per share (the “Series A Exchangeable Preferred Stock” and together with the Series A Preferred Stock, the “Preferred Stock”). The Series A Preferred Stock is convertible into authorized but unissued shares of our Common Stock. The terms of the Series A Exchangeable Preferred Stock provide that upon approval by our stockholders, the Series A Exchangeable Preferred Stock will have substantially identical terms to the Series A Preferred Stock and will be convertible into authorized but unissued shares of Common Stock.

Upon the closing of this private placement on June 9, 2011 (the “Private Placement”), we received an aggregate cash purchase price of $15.0 million representing a per-share purchase price of $100 for each share of the Series A Preferred Stock and Series A Exchangeable Preferred Stock. The net proceeds to us, after expenses, were approximately $13.7 million, which are expected to be used for general corporate purposes. As of the closing of the Private Placement, the Purchasers’ ownership of our Common Stock, on an as-converted basis, represented approximately 19.9% of all outstanding shares of Common Stock. Upon approval of Proposals 1 and 2 herein, allowing all of the Preferred Stock to be convertible into Common Stock, the Purchasers’ ownership of our Common Stock, on an as-converted basis will represent approximately 28.7% of all outstanding shares of Common Stock.

Terms of the Series A Preferred Stock

The shares of Series A Preferred Stock are convertible at the option of the holders into Common Stock at a conversion price of $2.82 (the “Conversion Price”). The Conversion Price is subject to weighted average anti-dilution adjustments subject to limitations under NASDAQ Listing Rules. The stated value of the Series A Preferred Stock ($100.00 per share) accretes at an annual rate of seven percent (7%), compounded quarterly and prior to the third anniversary of the original date of issuance, the holders may elect, pursuant to certain requirements, to receive the accretion in the form of a dividend of 7% per annum, payable quarterly in cash at the holder’s option through the third anniversary of the original date of issuance and thereafter such determination is at our option. Upon our failure to pay when due any amounts owed on the shares of Series A Preferred Stock, the failure of a Purchaser designee to be nominated to our Board of Directors or such other trigger events as described in the Certificate of Designation of the Series A Preferred Stock, the dividend rate shall be increased by an additional five percent (5%) per annum.

After the third anniversary of the original date of issuance, we can force conversion (“Mandatory Conversion”) of all, and not less than all, of the outstanding Series A Preferred Stock into Common Stock as long as the closing price of our Common Stock is at least 250% of the Conversion Price for at least 20 of the 30 consecutive trading days immediately prior to the conversion and the average daily trading volume is greater than 50,000 shares per day over the 30 consecutive trading days immediately prior to such conversion. Our ability to cause a Mandatory Conversion is subject to certain other conditions as provided in the Certificate of Designation for the Series A Preferred Stock filed with the Secretary of State of the State of Delaware on June 8, 2011.

The Series A Preferred Stock is entitled to a liquidation preference equal to the greater of 100% of the accreted value for each share of Series A Preferred Stock outstanding on the date of a liquidation plus all accrued and unpaid

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dividends or the amount a holder would have been entitled to had the holder converted the shares of Series A Preferred Stock into Common Stock immediately prior to the liquidation. The Series A Preferred Stock will vote together with the Common Stock as-if-converted on the original date of issuance. Holders of Series A Preferred Stock are entitled to purchase their pro rata share of additional stock issuances in certain future financings.

In addition, if at any time when at least fifty percent (50%) of the aggregate number of shares of Series A Preferred Stock issued are outstanding, in addition to any other vote or consent of the stockholders required by law or by the Certificate of Incorporation, including any Certificate of Designation, or our bylaws, we will not, without the prior written consent of the holders of a majority of the Series A Preferred Stock: (i) amend, alter, waive or repeal any provision of our certificate of incorporation, including any certificate of designation, or bylaws in any manner that would adversely affect the rights, powers, preferences or privileges (economic or otherwise) of the Series A Preferred Stock or Series A Exchangeable Preferred Stock, increase the authorized number of shares of the Series A Preferred Stock or Series A Exchangeable Preferred Stock, or split, reverse split, subdivide, reclassify, combine or take other corporate actions having a similar effect with respect to the Series A Preferred Stock or Series A Exchangeable Preferred Stock; (ii) issue any additional shares of Series A Preferred Stock or Series A Exchangeable Preferred Stock; (iii) offer, sell or issue any equity or equity-linked securities senior to or on parity with the Series A Preferred Stock; (iv) increase or decrease the size of our board of directors; (v) incur indebtedness (other than indebtedness that, when aggregated with all other indebtedness incurred since June 9, 2011 and then outstanding, is less than $4,000,000 when so aggregated); (vi) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any equity or equity-linked securities senior to or on parity with the Series A Preferred Stock, other pursuant to certain employee or director incentive or benefit plans; (vii) distribute assets to our stockholders; (viii) enter into any transaction with any of our officers, directors or affiliates, other than (A) employment arrangements entered into in the ordinary course of business consistent with past practices providing for annual base compensation and benefits not exceeding $200,000 in the aggregate, unless unanimously approved by the Compensation Committee of the Board of Directors and (B) grants pursuant to equity incentive plans approved by our stockholders; (ix) adopt or amend any stockholder rights plan, poison pill or similar anti-takeover device; (x) sell, lease, license or otherwise dispose of any assets outside the ordinary course of business consistent with past practices, except for assets with a purchase price, in the aggregate, of less than $500,000; (xi) enter into any contract, agreement or other arrangement that would preclude us from making payment in full in cash on of the dividends on the Series A Preferred Stock; or (xii) authorize, commit or agree (in writing or otherwise) to do any of the foregoing.

A copy of the complete Certificate of Designation of the Series A Preferred Stock is attached as Exhibit A to this proxy statement.

Terms of the Series A Exchangeable Preferred Stock

Prior to approval by our stockholders as provided in this proxy statement, holders of the Series A Exchangeable Preferred Stock will not have any voting rights except as provided below and the stated value of the Series A Exchangeable Preferred Stock ($100.00 per share) will accrete at an annual rate of ten percent (10%), compounded quarterly. In the event stockholder approval is not obtained by October 1, 2011, the rate will increase by 2% per fiscal quarter up to a maximum of 20% per annum. Prior to the third anniversary of the original date of issuance, the holders may elect, pursuant to certain requirements, to receive the accretion in the form of a dividend of 10% per annum (subject to increase as described above), payable quarterly in cash at the holder’s option through the third anniversary of the closing and thereafter such determination is at our option.

In addition, if at any time when at least fifty percent (50%) of the aggregate number of shares of Series A Exchangeable Preferred Stock issued are outstanding, in addition to any other vote or consent of the stockholders required by law or by

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the Certificate of Incorporation, including any Certificate of Designation, or our bylaws, we will not, without the prior written consent of the holders of a majority of the Series A Exchangeable Preferred Stock: (i) amend, alter, waive or repeal any provision of our certificate of incorporation, including any certificate of designation, or bylaws in any manner that would adversely affect the rights, powers, preferences or privileges (economic or otherwise) of the Series A Preferred Stock or Series A Exchangeable Preferred Stock, increase the authorized number of shares of the Series A Preferred Stock or Series A Exchangeable Preferred Stock, or split, reverse split, subdivide, reclassify, combine or take other corporate actions having a similar effect with respect to the Series A Preferred Stock or Series A Exchangeable Preferred Stock; (ii) issue any additional shares of Series A Preferred Stock or Series A Exchangeable Preferred Stock; (iii) offer, sell or issue any equity or equity-linked securities senior to or on parity with the Series A Exchangeable Preferred Stock; (iv) increase or decrease the size of our board of directors; (v) incur indebtedness (other than indebtedness that, when aggregated with all other indebtedness incurred since June 9, 2011 and then outstanding, is less than $4,000,000 when so aggregated); (vi) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any equity or equity-linked securities senior to or on parity with the Series A Exchangeable Preferred Stock, other pursuant to certain employee or director incentive or benefit plans; (vii) distribute assets to our stockholders; (viii) enter into any transaction with any of our officers, directors or affiliates, other than (A) employment arrangements entered into in the ordinary course of business consistent with past practices providing for annual base compensation and benefits not exceeding $200,000 in the aggregate, unless unanimously approved by the Compensation Committee of the Board of Directors and (B) grants pursuant to equity incentive plans approved by our stockholders; (ix) adopt or amend any stockholder rights plan, poison pill or similar anti-takeover device; (x) sell, lease, license or otherwise dispose of any assets outside the ordinary course of business consistent with past practices, except for assets with a purchase price, in the aggregate, of less than $500,000; (xi) enter into any contract, agreement or other arrangement that would preclude us from making payment in full in cash on of the dividends on the Series A Exchangeable Preferred Stock; or (xii) authorize, commit or agree (in writing or otherwise) to do any of the foregoing.

Upon approval by the stockholders of Proposal 1 and Proposal 2 described in this proxy statement, the terms of the Series A Exchangeable Preferred Stock will be automatically amended pursuant to the terms thereof, such that the Series A Exchangeable Preferred Stock will have substantially identical terms to those of the Series A Preferred Stock, including with respect to the accretion rate, mandatory redemption, anti-dilution rights, and voting rights.

A copy of the complete Certificate of Designation of the Series A Exchangeable Preferred Stock is attached as Exhibit B to this proxy statement.

NASDAQ Listing Rules

Under NASDAQ Listing Rule 5635(b), prior stockholder approval is required for issuances of securities that will result in a “change of control” of the issuer (the “NASDAQ Change of Control Rule”). NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. In order for the Series A Exchangeable Preferred Stock to carry terms substantially similar to the Series A Preferred Stock and be convertible into Common Stock, stockholder approval is required because, for purposes of the NASDAQ Change of Control Rule, the Purchasers’ resulting ownership of our Common Stock, on an as-converted basis, will represent approximately 28.7% of all outstanding shares of Common Stock. We seek your approval of Proposal 1 in order to satisfy the requirements of the NASDAQ Change of Control Rule with respect to the issuance of the Series A Exchangeable Preferred Stock.

Under NASDAQ Listing Rule 5635(d), prior stockholder approval is required for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book or market value of the

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common stock if the securities are convertible into 20% or more of a company’s common stock (the “NASDAQ Private Placement Rule”). Although the initial Conversion Price of $2.82 was equal to or greater than the greater of the book or market value of our Common Stock on June 8, 2011, the terms of the Series A Preferred Stock contain weighted average anti-dilution adjustments that could result in the Conversion Price being reduced in the future to an amount that is less than the greater of the book or market value of our Common Stock immediately before the Private Placement. This would occur if we elect to enter into certain issuances of securities or other transactions in the future that would trigger such anti-dilution adjustments. Similarly, if stockholder approval is obtained as contemplated herein, the Series A Exchangeable Preferred Stock will have similar weighted average anti-dilution protection. If Proposal 1 is approved, the issuance of our Common Stock upon conversion of the Preferred Stock will exceed 20% of our Common Stock currently outstanding. Because the Conversion Price in the future (due to anti-dilution adjustments) may be below the greater of the book or market value of our Common Stock immediately prior to the Private Placement, we believe the NASDAQ Private Placement Rule requires that we obtain stockholder approval of the Preferred Stock issued in the Private Placement. We seek your approval of Proposal 2 in order to satisfy the requirements of the NASDAQ Private Placement Rule.

Interests of Directors in the Matters Being Voted Upon

As a condition to the closing of the Private Placement, the Purchasers nominated James E. Thomas and Kathleen A. Tune, who were both appointed to serve as members of our Board of Directors as of the closing of the transaction. Mr. Thomas is the managing member of TMP Nominee II, LLC, one of the Purchasers, and is the managing member of an entity that is the general partner of the other two Purchasers. Ms. Tune is also employed by an affiliate of the Purchasers.

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PROPOSAL 1:

APPROVAL OF THE ISSUANCE OF PREFERRED STOCK CONVERTIBLE INTO MORE THAN 20% OF OUR COMMON STOCK OUTSTANDING, WHICH WOULD RESULT IN A “CHANGE OF CONTROL” OF CASMED UNDER APPLICABLE NASDAQ LISTING RULES

Our Common Stock is listed on the NASDAQ Global Market, and therefore we are subject to the NASDAQ Listing Rules. Under the NASDAQ Change of Control Rule, prior stockholder approval is required for issuances of securities that will result in a “change of control” of the issuer. NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. In order for the Series A Exchangeable Preferred Stock to carry terms substantially similar to the Series A Preferred Stock and be convertible into Common Stock, stockholder approval is required because, for purposes of the NASDAQ Change of Control Rule, the Purchasers’ resulting ownership of our Common Stock, on an as-converted basis, will represent approximately 28.7% of all outstanding shares of Common Stock. We seek your approval of Proposal 1 in order to satisfy the requirements of the NASDAQ Change of Control Rule with respect to the issuance of the Series A Exchangeable Preferred Stock.

In the event that Proposal 1 is not approved by stockholders as submitted hereby, the Series A Exchangeable Preferred Stock will continue to carry its current terms and will not be convertible into Common Stock. However, the Series A Exchangeable Preferred Stock would not be subject to mandatory redemption by CASMED and would continue to accrue dividends at a significantly higher rate than if stockholder approval were obtained.

The approval of the change of control under NASDAQ Listing Rules resulting from the Private Placement and the transactions contemplated thereby, including the issuance of our Common Stock upon conversion of the Preferred Stock, requires the affirmative vote of a majority of the total votes cast on the proposal at the special meeting, either in person or by proxy. Abstentions and broker “non-votes” will have no effect with respect to the approval of the change of control under NASDAQ Listing Rules resulting from the Private Placement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1.

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PROPOSAL 2:

APPROVAL OF THE ISSUANCE OF PREFERRED STOCK CONVERTIBLE INTO MORE THAN 20% OF OUR COMMON STOCK OUTSTANDING, WHICH, IN THE FUTURE, MAY CONVERT AT A PRICE THAT IS LESS THAN THE GREATER OF BOOK OR MARKET VALUE OF OUR COMMON STOCK

The implementation of Proposal 2 is conditioned on approval of Proposal 1. Stockholders who wish to approve Proposal 2 should also vote to approve Proposal 1.

Our Common Stock is listed on the NASDAQ Global Market, and therefore we are subject to the NASDAQ Listing Rules. Under the NASDAQ Private Placement Rule, prior stockholder approval is required for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book or market value of the common stock if the securities are convertible into 20% or more of a company’s common stock. Although the initial Conversion Price of $2.82 was equal to or greater than the greater of the book or market value of our Common Stock on June 8, 2011, the terms of the Series A Preferred Stock contain weighted average anti-dilution adjustments that could result in the Conversion Price being reduced in the future to an amount that is less than the greater of the book or market value of our Common Stock immediately before the Private Placement. This would occur if we elect to enter into issuances of securities or other transactions in the future that would trigger such anti-dilution adjustments. Similarly, if stockholder approval is obtained as contemplated herein, the Series A Exchangeable Preferred Stock will have similar weighted average anti-dilution protection. If Proposal 1 is approved, the issuance of our Common Stock upon conversion of the Preferred Stock will exceed 20% of our Common Stock currently outstanding. Because the Conversion Price in the future (due to anti-dilution adjustments) may be below the greater of the book or market value of our Common Stock immediately prior to the Private Placement, we believe the NASDAQ Private Placement Rule requires that we obtain stockholder approval of the Preferred Stock issued in the Private Placement. We seek your approval of Proposal 2 in order to satisfy the requirements of the NASDAQ Private Placement Rule.

The approval of the issuance of securities convertible into more than 20% of our Common Stock currently outstanding at a price that may be less than the greater of book or market value of our Common Stock requires the affirmative vote of a majority of the total votes cast on the proposal at the special meeting, either in person or by proxy. Abstentions and broker “non-votes” will have no effect with respect to the issuance of securities convertible into more than 20% of our Common Stock currently outstanding at a price less than the greater of book or market value of our Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3:

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO CONSTITUTE A QUORUM OR TO APPROVE THE FOREGOING PROPOSALS

If it becomes necessary to establish a quorum or to obtain additional votes in favor of Proposal 1 and/or Proposal 2, a motion may be made to adjourn the special meeting to a later time to permit further solicitation of proxies. If such a motion to adjourn is made, it will require the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting and entitled to vote, even if a quorum is not present or represented at the special meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

Which stockholders own at least 5% of CASMED?

Other than a director listed in the director and officer ownership table below, the only persons or groups known to us to be beneficial owners of more than 5% of our outstanding Common Stock, Series A Preferred Stock and Series A Exchangeable Preferred Stock as of July 6, 2011 are reflected in the chart below. The following information is based upon Schedules 13D, 13F and 13G and Forms 3 and 4 filed with the Securities and Exchange Commission by the persons and entities shown as of the respective dates appearing below or other information obtained by the company.

Name and Address of	Common Stock
Beneficial Owners	Beneficial Ownership		Percent of Class

BMI Capital Corporation	2,760,468	(a)	20.3%
570 Lexington Avenue New York, NY 10022
Thomas, McNerney & Partners II, L.P.	3,386,525	(b)	19.9%
TMP Nominee II, LLC TMP Associates II, L.P. 60 South 6th Street, Suite 3620 Minneapolis, MN 55402
J. Sanford Davis	921,500		6.8%
14 Longview Terrace Madison, CT 06443
Louis P. Scheps	856,057	(c)	6.0%
11 Riverwalk Branford, CT 06405
Norman H. Pessin	684,050	(d)	5.0%
Sandra F. Pessin 366 Madison Avenue 14th Floor New York, NY 10017

(a)	Based upon information set forth in a Schedule 13F filed with the SEC on February 15, 2011. BMI Capital Corporation holds sole dispositive power over the indicated shares.

(b)	Based upon information set forth in a Schedule 13D filed with the SEC on June 20, 2011. Thomas, McNerney & Partners II, L.P. (“TMP II LP”), TMP Associates II, L.P. (“TMPA”) and TMP Nominee II, LLC (“TMPN”) hold, respectively, 94,182, 334 and 984 shares of Series A Preferred Stock (which represent in the aggregate 100% of the outstanding Series A Preferred Stock) and

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53,748, 191 and 561 shares of Series A Exchangeable Preferred Stock (which represent in the aggregate 100% of the outstanding Series A Exchangeable Preferred Stock). The shares in the table above represent “common stock equivalent” rights on shares of Series A Preferred Stock. Without giving effect to any accretion in the stated value of the Series A Preferred Stock, each share of Series A Preferred Stock has “common stock equivalent” rights equal to approximately 35.5 shares of Common Stock, which is determined by dividing the stated value of $100 per share of Series A Preferred Stock by an effective conversion price of $2.82 per share. Of the shares in the table above (i) 3,339,787 are owned directly by TMP II LP, and Thomas, McNerney & Partners II, LLC (“TMP II LLC”), the general partner of TMP II LP, may be deemed to have shared voting power, and James Thomas, a managing member of TMP II LLC, may be deemed to have shared power to vote such shares, (ii) 34,894 are owned directly by TMPN, and James Thomas, a managing member of TMPN, may be deemed to have shared power to vote such shares, and (iii) 11,844 are directly owned by TMPA, and TMP II LLC, the general partner of TMPA, may be deemed to have shared voting power, and James Thomas, a managing member of TMP II LLC, may be deemed to have shared power to vote such shares.

(c)	Includes 714,401 shares issuable upon exercise of warrants. Information is as of June 9, 2011.

(d)	Based upon information set forth in a Schedule 13D filed with the SEC on June 29, 2010. Includes 284,050 shares held by SEP IRA FBO Norman Pessin.

How much stock is owned by directors and executive officers?

The following table shows beneficial ownership of CASMED common stock as of July 6, 2011 by our directors and our executive officers. Shares issuable upon exercise of options or warrants are shown in a separate column.

			Options and
	Shares Deemed to be		Warrants
	Beneficially Owned		Exercisable Within	Percent
Name of Beneficial Owner	(a)		60 Days (b)	of Class

Lawrence S. Burstein	107,059	(c)	115,000	1.6%
Evan Jones	366,176	(d)	20,000	2.8%
Gregory P. Rainey	5,930		—	*
James E. Thomas	3,390,478	(e)	—	19.9%
Kathleen A. Tune	3,953		—	*
Kenneth R. Weisshaar	10,802		6,666	*
Thomas M. Patton	478,300	(f)	87,500	4.1%
Jeffery A. Baird	58,711		110,000	1.2%
Matthew P. Herwig	25,000		—	*
Andrew E. Kersey	75,658		80,000	1.1%
All current executive officers and directors as a group (9)	4,446,409		339,166	27.6%

*	Less than one percent of the class

(a)	Includes restricted stock held by the named individuals as follows: Mr. Burstein, Mr. Jones, Mr. Rainey, Mr. Thomas, Ms. Tune and Mr. Weisshaar — each 3,953 shares; Mr. Baird and Mr. Herwig — each 25,000 shares; and Mr. Patton — 347,917 shares.

(b)	The director or executive officer has the right to acquire beneficial ownership of this number of shares within 60 days of the record date for the special meeting (July 6, 2011) by exercising outstanding stock options or warrants (as applicable).

10

(c)	Includes 75,000 shares held in Mr. Burstein’s IRA rollover account and 9,375 shares owned directly and indirectly by a family member.

(d)	Includes 333,333 shares held by jVen Capital LLC.

(e)	See footnote (b) to the table above under the heading “Which stockholders own at least 5% of CASMED?” Mr. Thomas may be deemed to have shared voting and dispositive power over the shares held by TMP II LP, TMPA and TMPN.

(f)	Includes 20,000 shares held in a relative’s IRA over which Mr. Patton has dispositive power.

Additional Information

Solicitation of Proxies

In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of CASMED without additional compensation in person, or by telephone, facsimile, email or otherwise. Arrangements may also be made with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of CASMED common stock, and we will reimburse these brokers, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred. The cost of solicitation will be borne entirely by CASMED.

Other Matters

Directions to the special meeting can be obtained by making a written or oral request to our Secretary, c/o CAS Medical Systems, Inc., 44 East Industrial Road, Branford, Connecticut 06405 or by telephone (203-488-6056).

Management knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before the meeting, it is the intention of the individuals named in the enclosed proxy to vote in accordance with their judgment.

By order of the board of directors.

Jeffery A. Baird
Secretary

11

Exhibit A

CERTIFICATE OF DESIGNATION

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

CAS MEDICAL SYSTEMS, INC.

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

CAS Medical Systems, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST:  The Certificate of Incorporation (the “Certificate of Incorporation”) of the Company authorizes the issuance of up to 1,000,000 shares of preferred stock, par value $0.001 per share (the “Authorized Preferred Stock”), and further authorizes the Board of Directors of the Company by resolution or resolutions to provide for the issuance of Authorized Preferred Stock in series and to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and relative rights and qualifications, limitations or restrictions of each such series.

SECOND:  On June 8, 2011, the Board of Directors of the Company adopted the following resolution authorizing the creation and issuance of a series of said Authorized Preferred Stock to be known as “Series A Convertible Preferred Stock”:

RESOLVED:  that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the Board of Directors hereby authorizes and establishes a series of 95,500 shares of Series A Convertible Preferred Stock, and hereby fixes the number, designation, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares as follows:

1. Designation and Amount; Ranking.

(a) There shall be created from the Authorized Preferred Stock a series of preferred stock, designated as the “Series A Convertible Preferred Stock”, par value $0.001 per share (the ‘‘Series A Preferred Stock”), and the authorized number of shares of such series shall be 95,500, which may be issued by the Company from time to time subject to compliance with this Certificate, the Investment Agreement (as defined in Annex I, attached hereto) and any other conditions to issuance.

(b) The Series A Preferred Stock shall, with respect to both dividend rights and rights upon a Liquidation (as defined in Annex I, attached hereto) or Change of Control (as defined in Annex I, attached hereto), rank (i) senior to all Junior Stock (as defined in Annex I, attached hereto), (ii) on parity with all Parity Stock (as defined in Annex I, attached hereto) and (iii) junior to all Senior Stock (as defined in Annex I, attached hereto).

[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed this 8th day of June, 2011.

CAS MEDICAL SYSTEMS, INC.

By:	/s/ Thomas M. Patton
Name:     Thomas M. Patton

Title:	President and Chief Executive Officer

A-2

Annex I

ADDITIONAL TERMS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

CAS MEDICAL SYSTEMS, INC.

2. Definitions.  As used herein, the following terms shall have the following meanings:

(a) “Accretion Rate” has the meaning set forth in Section 3(a).

(b) “Accreted Value” has the meaning set forth in Section 3(a).

(c) “Accrued Dividends” means, with respect to any share of Series A Preferred Stock, as of any date, without duplication of any dividends included within Accreted Value, the accrued and unpaid dividends on such share through and including such date (whether or not declared).

(d) “Acquiring Person” shall mean any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) (other than any Person who is a member of the TMP Investor Group).

(e) “A/D Rate” means the Accretion Rate or the Dividend Rate, as applicable, at the time of the Special Triggering Event.

(f) “Affiliate” shall mean any Person, directly or indirectly, controlling, controlled by or under common control with such Person.

(g) “Applicable Issuance Date” means the date of the issuance of the applicable shares of Series A Preferred Stock (which may be issued from time to time on one or more days).

(h) “Applicable Terms” means any of the following defined terms herein: (a) Accretion Rate; (b) Accreted Value; (c) A/D Rate; (d) Conversion Price; (e) Dividend Rate; or (f) Stated Value.

(i) “Approved Markets” shall mean the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, NYSE Amex, or the NYSE.

(j) “Authorized Preferred Stock” has the meaning set forth in the recitals.

(k) “Board of Directors” means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

(l) “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(m) “Capital Stock” of any Person means any and all securities (including equity-linked securities), interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock.

(n) “Certificate” means this Certificate of Designation with respect to the Series A Preferred Stock, as amended from time to time.

(o) “Certificate of Incorporation” has the meaning set forth in the recitals.

Annex I-1

(p) “Change of Control” means the consummation of any transaction or series of related transactions (i) involving any purchase or acquisition (whether by way of merger, share exchange, consolidation, business combination or similar transaction or otherwise) by any Acquiring Person, of any of securities representing a majority of the outstanding voting power of the Company entitled to elect the Board of Directors, (ii) involving any sale, lease, exchange, transfer, exclusive license or disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken together as a whole, to an Acquiring Person, (iii) involving any merger, consolidation or business combination in which the holders of voting securities of the Company immediately prior to the transaction, as a group, do not hold securities representing a majority of the outstanding voting power entitled to elect the board of directors of the surviving entity in such merger, consolidation or business combination, or (iv) following which a majority of the members of the Board of Directors do not constitute Continuing Directors; provided that in each case such transaction or transactions are approved by the Board of Directors.

(q) “Closing Price” shall mean, with respect to the Common Stock (or other relevant Capital Stock) on any date of determination, the most recent consolidated closing bid price or, if no such closing bid price is reported, the last reported bid price of the shares of the Common Stock (or other relevant Capital Stock) on the relevant Approved Market on such date. If the Common Stock (or other relevant Capital Stock) is not traded on an Approved Market on any date of determination, the Closing Price of the Common Stock (or other relevant Capital Stock) on such date of determination means the closing bid price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant Capital Stock) is so listed or quoted, or, if no closing bid price is reported, the last reported bid price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant Capital Stock) is so listed or quoted, or if the Common Stock (or other relevant Capital Stock) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant Capital Stock) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant Capital Stock) on that date as determined in good faith by the Board of Directors.

(r) “Common Stock” means the common stock, par value $0.004 per share, of the Company, or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination or merger, reclassification, consolidation or similar transaction in which the Company is a constituent corporation.

(s) “Company” has the meaning set forth in the recitals.

(t) “Continuing Director” means (a) any member of the Board of Directors who was a director of the Company on the Original Issue Date, and (b) any individual who becomes a member of the Board of Directors after the Original Issue Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office on the Original Issue Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of the Company and whose initial assumption of office resulted from such contest or the settlement thereof.

(u) “Conversion Conditions” means the shares of Common Stock are listed on an Approved Market and trade with a Closing Price of at least 250% of the Conversion Price then in effect for a period of 20 Trading Days out of 30 consecutive Trading Days on average trading volume of not less than 50,000 shares per day over the subject 30-day trading period (as adjusted ratably for stock splits, reclassifications and other like kind events affecting the Common Stock).

(v) “Conversion Date” has the meaning set forth in Section 7(a)(iv).

Annex I-2

(w) “Conversion Price” means $2.82, subject to adjustment as set forth herein.

(x) “Conversion Right” has the meaning set forth in Section 7(a)(i).

(y) “Conversion Right Notice” has the meaning set forth in Section 7(a)(ii).

(z) “Convertible Securities” means debt securities or shares of Capital Stock, in each case convertible into or exchangeable, directly or indirectly, for Common Stock.

(aa) “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the twenty (20) consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 8.

(bb) “DGCL” has the meaning set forth in the recitals.

(cc) “Dividend Deferral Election” has the meaning set forth in Section 3(a).

(dd) “Dividend Equivalent Amount” has the meaning set forth in Section 3(d).

(ee) “Dividend Payment Date” means March 31, June 30, September 30 and December 31 of each year.

(ff) “Dividend Rate” has the meaning set forth in Section 3(a).

(gg) “Dividend Record Date” means, with respect to any dividend payable on a Dividend Payment Date, the preceding March 15, June 15, September 15 and December 15 and, with respect to any dividend payable on any other date, such date as may be determined by the Board of Directors.

(hh) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(ii) “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 8.

(jj) “GAAP” means United States generally accepted accounting principles.

(kk) “Holder” means a holder of record of outstanding shares of the Series A Preferred Stock.

(ll) “Indebtedness” means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the

Annex I-3

payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above. For the purposes of this definition, “Contingent Obligation” mean, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(mm) “Investment Agreement” means that certain Investment Agreement, dated June 8, 2011, by and among the Company and the purchasers named therein, as the same may be amended from time to time.

(nn) “Junior Stock” means all classes of Common Stock and each other class of Capital Stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series A Preferred Stock as to dividend rights and/or rights upon a Liquidation or Change of Control.

(oo) “Junior Stock Event” has the meaning set forth in Section 3(d).

(pp) “Liquidation” means the voluntary or involuntary liquidation, dissolution or winding-up of the Company other than a Change of Control.

(qq) “Liquidation Event” has the meaning set forth in Section 4(a).

(rr) “Liquidation Preference” has the meaning set forth in Section 4(a).

(ss) “Mandatory Conversion” has the meaning set forth in Section 7(b)(i).

(tt) “Mandatory Conversion Time” has the meaning set forth in Section 7(b)(i).

(uu) “NYSE” means the New York Stock Exchange, Inc.

(vv) “Option” means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(ww) “Original Issue Date” means June 9, 2011.

(xx) “Parity Stock” means the Series A Exchangeable Preferred Stock and any class of Capital Stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Series A Preferred Stock as to dividend rights and/or rights upon a Liquidation or Change of Control.

(yy) “Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, other entity or government or any agency or political subdivision thereof.

(zz) “Preference Stock” means, as applied to the Capital Stock of any Person, Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person or change of control (defined by analogy to the definition of Change of Control herein) of such Person, over shares of Capital Stock of any other series or class of such Person.

(aaa) “Record Date” means the applicable record date as determined in accordance with Section 213 of the DGCL.

Annex I-4

(bbb) “Register” has the meaning set forth in Section 3(a).

(ccc) “Registration Rights Agreement” means that certain Registration Rights Agreement, dated June 9, 2011, between the Company and the signatories thereto, as the same may be amended from time to time.

(ddd) “Required Holders” means as of any date the Holders of more than 50% of the then-outstanding shares of Series A Preferred Stock, voting together as a single class.

(eee) “Senior Stock” means each class of Capital Stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Series A Preferred Stock as to dividend rights and/or rights upon a Liquidation or Change of Control.

(fff) “Series A Exchangeable Preferred Stock” means the Series A Exchangeable Preferred Stock, par value $0.001 per share, of the Company.

(ggg) “Series A Exchangeable Preferred Certificate of Designation” means the Certificate of Designation for the Series A Exchangeable Preferred Stock.

(hhh) “Series A Preferred Stock” has the meaning set forth in Section 1(a).

(iii) “Special Triggering Event” means any of the following events:

(i) the failure of the Company to pay when due any amounts owed on the shares of Series A Preferred Stock to the Holders;

(ii) a failure by the Company to deliver any cash and shares of Common Stock, when such cash and shares of Common Stock, if any, are required to be delivered upon conversion of the Series A Preferred Stock pursuant to the terms set forth herein, where the Company does not remedy such default within five (5) days after the date such cash and shares of Common Stock, if any, are required to be delivered;

(iii) a material violation by the Company of any covenant or agreement set forth in the Investment Agreement, where the Company does not cure such violation within thirty (30) days after the receipt of written notice of such breach from one or more of the Holders party to the Investment Agreement who are actually adversely affected by such breach;

(iv) a material violation by the Company of any term of or condition set forth in this Certificate, where the Company does not cure such violation within thirty (30) days after the receipt of written notice of such breach from one or more of the Holders who are actually adversely affected by such breach;

(v) a material and willful violation by the Company of any term of or condition set forth in the Registration Rights Agreement, where the Company does not cure such violation within thirty (30) days after the receipt of written notice of such breach from one or more of the Holders party to the Registration Rights Agreement who are actually adversely affected by such breach; or

(vi) the failure of any of the TMP Purchaser Designees (as defined in the Investment Agreement) to be elected or appointed to the Board of Directors in accordance with the terms set forth in the Investment Agreement.

(jjj) “Stated Value” means $100.00 per share of Series A Preferred Stock.

(kkk) “Stockholder Approval” means the affirmative vote of holders of a majority of the votes cast with respect to the matter, either at a meeting of stockholders of the Company validly called and at which a quorum is present or by written consent, approving the Stockholder Proposal (as defined in the Investment Agreement) in accordance with the relevant provisions of the DGCL.

Annex I-5

(lll) “Stockholder Approval Threshold” means 19.99% of the shares of Common Stock outstanding immediately prior to the Original Issue Date (not including any shares of Common Stock that are owned by the Company and without assuming the conversion or exercise of any Options or other Convertible Securities).

(mmm) “Subsidiary” means a partnership, joint-stock company, corporation, limited liability company, trust, unincorporated organization or other entity of which a Person owns, directly or indirectly, more than 50% of the stock or other interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such entity.

(nnn) “Trading Day” means a day during which the trading of securities generally occurs on the Approved Market on which the Common Stock is then listed or, if the Common Stock is not listed on an Approved Market, the NYSE.

(ooo) “Transaction” has the meaning set forth in Section 9(d).

(ppp) “Transfer Agent” means the Company or any duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Series A Preferred Stock as may be appointed by the Company from time to time.

(qqq) “TMP Investor Group” means Thomas, McNerney & Partners II, L.P., TMP Nominee II LLC and TMP Associates II, L.P. and any of their respective Affiliates other than any of their Affiliates that is a “portfolio company” (as such term is customarily used among private equity investors).

3. Accretion; Dividends.

(a) From and after the Applicable Issuance Date, the Stated Value of each share of Series A Preferred Stock shall accrete at an annual rate of seven percent (7%) (the “Accretion Rate”), compounded quarterly, beginning on the three-month period ending June 30, 2011 (the Stated Value as it has accreted as of any date, the “Accreted Value”, subject to appropriate adjustment in the event of any stock dividend, stock split, stock distribution or combination, consolidation, subdivision, reclassification or other corporate actions having the similar effect with respect to the Series A Preferred Stock); provided, however, if (i) from and after the Original Issue Date until and including the third anniversary of the Original Issue Date, the Company receives a written consent from the Required Holders (which consent must be irrevocable and delivered (x) prior to June 15, 2011 with respect to the quarters ending June 30, 2011 through June 30, 2012, (y) prior to June 15, 2012 with respect to the four quarters ending September 30, 2012 through June 30, 2013 and (z) prior to June 15, 2013 with respect to the four quarters ending September 30, 2013 through June 30, 2014) electing cash dividends for any specified period prior to the third anniversary of the Original Issue Date, or (ii) at any time from and after the third anniversary of the Original Issue Date, the Company delivers a written notice to the Holders electing cash dividends for any specified period (provided the Company has funds legally available to pay such cash dividend), the Holders shall be entitled to receive on each Dividend Payment Date, in lieu of the accretion described above for the three-month period ending on such Dividend Payment Date, cash dividends on each share of Series A Preferred Stock, at a rate per annum equal to seven percent (7%) of the Accreted Value as of the Dividend Payment Date (the “Dividend Rate”), and the Board of Directors shall declare such cash dividends out of funds legally available for that purpose; provided, however, with respect to clause (i), to the extent the Company does not have funds legally available to pay such cash dividend or with the prior approval of the Required Holders, the Company may elect not to pay a cash dividend due on any Dividend Payment Date (a “Dividend Deferral Election”) and if such an election is made, the cash dividend that would have been payable on such Dividend Payment Date shall continue to accrue, and shall compound quarterly at the Dividend Rate until the accrued value of such dividend is paid, whether or not in any fiscal year there shall be net profits or surplus legally available for the payment of dividends in such fiscal year, so that if in any fiscal year or years, dividends in whole or in part are not paid upon the Series A Preferred Stock, unpaid dividends shall accumulate and accrue at the Dividend Rate,

Annex I-6

compounded quarterly. Unless there is a Dividend Deferral Election, any dividends due shall be payable quarterly in arrears on each Dividend Payment Date; provided, that if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day. Each dividend shall be payable to the Holders as they appear on the securities register maintained in respect of the Series A Preferred Stock by the Company (the “Register”) at the close of business on the corresponding Dividend Record Date; provided, however, if there is a Dividend Deferral Election, the dividend that would have otherwise been payable on the Dividend Record Date applicable to the Dividend Deferral Election shall be payable to the Holders as they appear on the Register at the time such dividend is paid. Subject to the foregoing and the availability of lawful funds, the Board of Directors may declare any dividends subject to a Dividend Deferral Election at any time and the payment date of such funds shall be as determined by the Board of Directors. All dividends paid with respect to shares of Series A Preferred Stock shall be paid pro rata to the Holders entitled thereto. The amount of dividends payable for any other period shorter or longer than a full dividend period, shall be computed on the basis of twelve 30-day months and a 360-day year. Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward).

(b) Upon a Special Triggering Event, the then applicable A/D Rate shall automatically be increased by an additional five percent (5%) per annum, compounded quarterly, from and including the date on which any such Special Triggering Event shall occur through but excluding the date on which the Special Triggering Event shall have been cured or waived in writing by the Required Holders.

(c) No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Series A Preferred Stock or Parity Stock with respect to any dividend period unless all dividends due for all preceding dividend periods have been declared and paid, or declared and, if such dividends are to be paid in cash, a sum of cash sufficient for the payment thereof is set apart for the payment of such dividend, upon all outstanding shares of Series A Preferred Stock and Parity Stock. Notwithstanding the foregoing, if full cumulative dividends have not been paid on the Series A Preferred Stock and all Parity Stock, all dividends declared and paid on the Series A Preferred Stock and such Parity Stock shall be declared and paid pro rata so that the amounts of dividends declared and paid per share on the Series A Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series A Preferred Stock and such Parity Stock bear to each other.

(d) No dividends or other distributions (other than cash paid in lieu of fractional shares or dividends on Common Stock payable in Common Stock) may be declared, made or paid, or set apart for payment upon, any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Junior Stock) by or on behalf of the Company or any of its Subsidiaries, unless (i) all Accrued Dividends shall have been or contemporaneously are declared and paid in cash, or are declared and a sum of cash sufficient for the payment thereof is set apart for such payment or are added to Accreted Value at the request of the Holders, on the Series A Preferred Stock and all Parity Stock for all dividend periods terminating on or prior to the Record Date of such declaration, payment, redemption, purchase or acquisition, (ii) the Holders receive an equivalent dividend or distribution of the amount of such dividend or distribution that would be payable to such Holders if such shares of Series A Preferred Stock had been converted into Common Stock immediately prior to the Record Date for such dividend or distribution (such amount per share of Series A Preferred Stock, the “Dividend Equivalent Amount”) and (iii) the Company obtains the consent required pursuant to Section 5(b) herein (such declaration or distribution made in accordance with clauses (i) through (iii)), a “Junior Stock Event”). The restrictions set forth in this Section 3(d) shall not apply to the purchase or other acquisition of Junior Stock (A) pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options or (B) which purchase or acquisition has received the prior written consent of the Required Holders.

Annex I-7

4. Liquidation; Change of Control.

(a) In the event of any Liquidation (a “Liquidation Event”), the Holders shall be entitled to be paid out of the assets and funds of the Company available for distribution to its stockholders an amount in cash per each share of Series A Preferred Stock equal to the greater of (A) 100% of the Accreted Value for each share of Series A Preferred Stock outstanding on the date of such Liquidation Event, plus an amount equal to all Accrued Dividends thereon to the date of the Liquidation Event or (B) the amount to which such Holders would be entitled to receive had such Holders, immediately prior to the Liquidation Event, converted such shares of Series A Preferred Stock into shares of Common Stock (determined in accordance with Section 7(a)(i)), in either case before any payment shall be made or any assets distributed to the holders of any of the Junior Stock (such greater cash amount being referred to as the “Liquidation Preference”). Without limiting any rights and remedies of the Holders, if upon any such Liquidation Event, the remaining assets and funds of the Company available for distribution to its stockholders after payment in full of amounts required to be paid or distributed to holders of Senior Stock are not sufficient to pay in full the liquidation payments payable to the Holders and holders of outstanding shares of any Parity Stock, then the holders of all such shares of Parity Stock shall share ratably in such distribution of the remaining assets and funds of the Company in accordance with the amount which would otherwise be payable on such distribution if the amounts to which the Holders and the holders of outstanding shares of such Parity Stock are entitled were paid in full.

(b) Unless waived in writing by the Required Holders, in the event of a Change of Control, each Holder shall have the right, at such Holder’s election, to either (i) only to the extent then convertible in accordance with Section 7(a)(i), convert each share of Series A Preferred Stock and receive the amount to which such Holder is entitled to receive upon conversion of such shares of Series A Preferred Stock into Common Stock or (ii) within sixty (60) days of such Change of Control, or later if the Holders did not receive notice of such Change of Control, require the Company to redeem (subject to the availability of lawful funds), in whole or in part, each share of Series A Preferred Stock held by such Holder for an amount in cash equal to the Liquidation Preference. Unless waived in writing by the Required Holders, the Corporation shall not have the power to effect a Change of Control unless the agreement for such transaction provides that the consideration payable to the stockholders of the Corporation in such transaction shall be allocated among the holders of capital stock of the Corporation in accordance with this Section 4(b). In connection with a redemption permitted above, each Holder shall surrender his, her or its certificate or certificates representing such redeemed shares to the Company, in the manner and at the place designated in written notice mailed by the Company, postage prepaid, to each Holder, at his, her or its post office address last shown on the Register (which notice shall be given at least ten (10) days prior to such Change of Control or such shorter period as may be agreed in writing by the Required Holders), and thereupon the Liquidation Preference of such shares shall be payable to the order of the Person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after the date of redemption, unless there shall have been a default in payment of the Liquidation Preference, all rights of the Holder whose shares have been redeemed (except the right to receive the Liquidation Preference) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

(c) Without limiting any other rights and remedies of the Holders, if upon any such Change of Control, the remaining assets and funds of the Company available for distribution to its stockholders after payment in full of amounts required to be paid or distributed to holders of Senior Stock are not sufficient to pay in full amounts payable to the Holders and holders of outstanding shares of any Parity Stock, then the holders of all such shares shall share ratably in such distribution of the remaining assets and funds of the Company in accordance with the amount which would otherwise be payable on such distribution if the amounts to which the Holders and the holders of outstanding shares of such Parity Stock are entitled were paid in full.

Annex I-8

(d) Unless waived in writing by the Required Holders, written notice of any Liquidation Event or Change of Control, stating a payment date and the place where the distributable amounts shall be payable, shall be given no less than ten (10) days prior to the payment date stated therein, to the Holders at their respective addresses as the same shall appear on the Register.

(e) The amount deemed paid or distributed to the holders of Common Stock upon any Liquidation or Change of Control shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Company or the acquiring Person. The value of such property, rights or securities shall be determined in good faith by the Board of Directors.

5. Voting Rights.

In addition to any voting rights provided by law, the Holders shall be entitled to the following voting rights:

(a) Each share of Series A Preferred Stock shall entitle the Holder thereof to vote together with the holders of Common Stock as a single class on all matters submitted for the approval of the holders of Common Stock. For purposes of this Section 5(a), each Holder shall be entitled to the number of votes equal to the number of shares of Common Stock that would be held by such Holders assuming the conversion of all outstanding shares of Series A Preferred Stock held by such Holder into shares of Common Stock at the Conversion Price on the Original Issue Date (subject to any adjustments pursuant only to Section 8(a)(i) and 8(a)(ii) below) on the Record Date for the determination of the stockholders entitled to vote on such matters.

(b) If at any time following the Original Issue Date at least fifty percent (50%) of the aggregate number of shares of Series A Preferred Stock issued on and after the Original Issue Date are outstanding, in addition to any other vote or consent of the stockholders required by law or by the Certificate of Incorporation, including any Certificate of Designation, bylaws of the Company or this Certificate, the Company shall not, and shall not permit its Subsidiaries to (in each case, whether by merger, consolidation, reorganization, operation of law or otherwise), without the prior written consent of the Required Holders:

(i) amend, alter, waive or repeal any provision of its Certificate of Incorporation, including any certificate of designation, or bylaws or this Certificate in any manner that would adversely affect the rights, powers, preferences or privileges (economic or otherwise) of the Series A Preferred Stock or Series A Exchangeable Preferred Stock, increase the authorized number of shares of the Series A Preferred Stock or Series A Exchangeable Preferred Stock, or split, reverse split, subdivide, reclassify, combine or take other corporate actions having a similar effect with respect to the Series A Preferred Stock or Series A Exchangeable Preferred Stock;

(ii) except as required pursuant to the terms of the Investment Agreement or the Series A Exchangeable Preferred Certificate of Designation, issue any shares of Series A Preferred Stock or Series A Exchangeable Preferred Stock;

(iii) offer, sell or issue any equity or equity-linked securities constituting Senior Stock or Parity Stock;

(iv) increase or decrease the size of the Board of Directors;

(v) incur Indebtedness (other than Indebtedness that, when aggregated with all other Indebtedness incurred since the Original Issue Date and then outstanding, is less than $4,000,000 when so aggregated);

(vi) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any equity or equity-linked securities constituting Junior Stock or Parity Stock, other than the purchase or other acquisition of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any

Annex I-9

Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options;

(vii) distribute (by means of a dividend or otherwise) assets (including property or cash) to its stockholders (other than shares of Common Stock or cash as required to pay dividends on the Series A Preferred Stock pursuant to Section 3 or on the Series A Exchangeable Preferred Stock pursuant to the Series A Exchangeable Preferred Certificate of Designation (excluding dividends payable pursuant to Section 3(d)(ii) which shall require consent pursuant to this Section 5(b)(vii)));

(viii) enter into any transaction with any of its officers, directors or Affiliates (or any directors, managers, officers or employees of any such Affiliate), other than (x) employment arrangements entered into in the ordinary course of business consistent with past practices providing for annual base compensation and benefits not exceeding $200,000 in the aggregate, unless unanimously approved by the Compensation Committee of the Board of Directors and (y) grants pursuant to equity incentive plans approved by the Company’s stockholders;

(ix) adopt or amend any stockholder rights plan, poison pill or similar anti-takeover device;

(x) sell, lease, license or otherwise dispose of any assets outside the ordinary course of business consistent with past practices, except for assets with a purchase price, in the aggregate, of less than $500,000;

(xi) enter into any contract, agreement or other arrangement that would preclude the Company from making payment in full in cash on each Dividend Payment Date of the dividends contemplated in Section 3 above; or

(xii) authorize, commit or agree (in writing or otherwise) to do anything contained in this clause (b).

(c) Any action to be taken at any annual or special meeting of stockholders by the Holders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holder or Holders having no less than the minimum number of votes that would be required to take such action at a meeting at which all of the shares of Series A Preferred Stock were present and voted. Prompt written notice of the taking of any action by the Holders by less than unanimous written consent shall be given as may be required under applicable law.

6. Redemption.  The Company shall have no right to require the redemption of the shares of Series A Preferred Stock. Nothing herein contained shall prevent or restrict the purchase by the Company, from time to time either at public or private sale, of the whole or any part of the outstanding shares of Series A Preferred Stock at such price or prices as the Company and a Holder may determine, subject to the provisions of applicable law and obtaining any required consents, including the prior written consent of the Required Holders pursuant to Section 5(b) above.

7. Conversion.

(a) Conversion Right.

(i) Subject to the Stockholder Approval Threshold for the period prior to Stockholder Approval, each Holder shall have the right, at such Holder’s option, exercisable at any time and from time to time to convert all or any portion of such Holder’s shares of Series A Preferred Stock, subject to the terms and provisions of this Section 7 (the “Conversion Right”). Upon a Holder’s election to exercise the Conversion Right, the shares of Series A Preferred Stock for which the Conversion Right is exercised shall be converted into such whole number of shares of Common Stock equal to the product of the number of shares of Series A Preferred Stock being so converted multiplied by the quotient of (A) the per share Accreted Value as of the Conversion Date (taking into account any differing

Annex I-10

Applicable Issuance Dates) divided by (B) the Conversion Price then in effect. In addition, upon a Holder’s election to exercise the Conversion Right, the shares of Series A Preferred Stock for which the Conversion Right is exercised shall be entitled to receive (at the election of the Company) either (1) an amount in cash equal to all unpaid Accrued Dividends thereon through the Conversion Date or (2) a number of shares of Common Stock equal to the quotient obtained by dividing (x) an amount equal to all unpaid Accrued Dividends thereon through the Conversion Date by (y) the Closing Price of the Common Stock on the Conversion Date; provided, however, the Company shall elect clause (2) above to the extent that sufficient lawful funds are not available to pay the amounts required by clause (1) above. Notwithstanding the foregoing, the Stockholder Approval Threshold shall only limit the actual number of shares of Common Stock issuable upon a conversion of the Series A Preferred Stock and shall not apply, or be construed to apply, to rights of the Holders set forth herein to the extent such rights require a determination of a number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock (including, without limitation, rights upon a Change of Control, Liquidation or Redemption and dividend rights set forth herein).

(ii) The Conversion Right of a Holder shall be exercised by the Holder by the surrender to the Company prior to 4:00 p.m. Eastern Time on the Conversion Date of the certificates representing shares of Series A Preferred Stock to be converted at the Company’s principal place of business or the offices of the Transfer Agent, if applicable, accompanied by written notice to the Company that the Holder elects to convert all or a portion of the shares of Series A Preferred Stock represented by such certificate (a “Conversion Right Notice”) and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative.

(iii) As promptly as practicable after the surrender of the certificate or certificates for Series A Preferred Stock as aforesaid and the receipt of the Conversion Right Notice and in no event later than three (3) Trading Days thereafter, the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder’s written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which the Holder, or the Holder’s transferee, shall be entitled, (B) if less than the full number of shares of Series A Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Series A Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for any payment of Accrued Dividends through the Conversion Date if the Company elects to pay such dividends in cash pursuant to Section 7(a)(i) and (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(d)(i).

(iv) Subject to the Company’s ability to limit the shares of Series A Preferred Stock subject to a Conversion Right in order to comply with the Stockholder Approval Threshold for the period prior to Stockholder Approval, each conversion pursuant to Section 7(a)(i) shall be deemed to have been made at 3:59 p.m. Eastern Time on the date of the later to occur of giving the Conversion Right Notice and of surrendering the certificate or certificates representing the Series A Preferred Stock to be converted (the “Conversion Date”) so that the rights of the Holder thereof as to the Series A Preferred Stock being converted shall cease except for the right to receive the Common Stock (and cash dividends, if elected by the Company, and cash in lieu of fractional shares) payable under Section 7(a), and the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

(b) Mandatory Conversion.

(i) Upon either (x) the date and time, or the occurrence of an event, specified by vote or written consent of the Required Holders or (y) at any time following the third anniversary of the Original

Annex I-11

Issue Date when the Conversion Conditions are satisfied, the written notice of the Company (a “Mandatory Conversion”) (the time of such occurrence or event, or the date and time specified in such notice, or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”) each outstanding share of Series A Preferred Stock shall automatically be converted into the number of shares of Common Stock (subject to the Stockholder Approval Threshold) equal to such whole number of shares of Common Stock equal to the product of the number of shares of Series A Preferred Stock being so converted multiplied by the quotient of (A) the per share Accreted Value as of the Conversion Date (taking into account any differing Applicable Issuance Dates) divided by (B) the Conversion Price then in effect. In addition, upon a Mandatory Conversion, the shares of Series A Preferred Stock shall be entitled to receive (at the election of the Company) either (1) an amount in cash equal to all unpaid Accrued Dividends thereon through the Mandatory Conversion Time or (2) a number of shares of Common Stock equal to the quotient obtained by dividing (x) an amount equal to all unpaid Accrued Dividends thereon through the Mandatory Conversion Time by (y) the Closing Price of the Common Stock on the date of the Mandatory Conversion Time; provided, however, the Company shall elect clause (2) above to the extent that sufficient lawful funds are not available to pay the amounts required by clause (1) above.

(ii) All Holders shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series A Preferred Stock pursuant to this Section 7(b). Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Promptly following receipt of such notice, each Holder shall surrender his, her or its certificate or certificates for all such shares (or, if such Holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate which agreement shall not require the posting of a bond) to the Company at the place designated in such notice. If so required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or by his, her or its attorney duly authorized in writing. Subject to the Company’s ability to limit the shares of Series A Preferred Stock subject to a Mandatory Conversion in order to comply with the Stockholder Approval Threshold prior to the Stockholder Approval, all rights with respect to the Series A Preferred Stock converted pursuant to Section 7(b), including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the Holder or Holders to surrender the certificates at or prior to such time), except only the rights of the Holders, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Section 7(b)(ii). As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series A Preferred Stock, the Company shall issue and deliver to such Holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, together with (A) cash for any payment of Accrued Dividends through the Conversion Date if the Company elects to pay such dividends in cash pursuant to Section 7(b)(i) and (B) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(d)(i).

(c) If upon any Mandatory Conversion, the shares of Common Stock issuable upon conversion of the Series A Preferred Stock are, or will be upon issuance, equal to or in excess of the Stockholder Approval Threshold prior to Stockholder Approval, the Company shall convert the number of shares of Series A Preferred Stock up to an amount that equals an amount that is one share of Common Stock less than the Stockholder Approval Threshold, with such Mandatory Conversion being effected ratably among the Holders in accordance with the number of shares of Common Stock which would otherwise be issuable upon such Mandatory Conversion if the Stockholder Approval Threshold was not applicable. In lieu of the foregoing, if upon any Mandatory Conversion, the shares of Common Stock issuable upon conversion of the Series A Preferred Stock are, or will be upon issuance, equal to

Annex I-12

or in excess of the Stockholder Approval Threshold prior to Stockholder Approval, upon the written instruction of the Required Holders and subject to the Company having lawfully available funds, the Company shall reduce the Accreted Value up to an amount sufficient such that the number of shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock shall equal one share less than the Stockholder Approval Threshold and the per share amount by which the Accretion Rate was reduced shall be payable in cash by the Company to the Holders in respect of each share owned.

(d) Miscellaneous.

(i) No fractional shares of Common Stock shall be issued upon the conversion of any shares of Series A Preferred Stock. If the conversion of any share or shares of Series A Preferred Stock results in a fractional share of Common Stock issuable, the Company shall pay a cash amount in lieu of issuing such fractional share in an amount equal to such fractional interest multiplied by the Closing Price on the Conversion Date or date of the Mandatory Conversion Time, as applicable.

(ii) Except as otherwise provided for herein, a Holder shall not be entitled to any rights of a holder of shares of Common Stock until such Holder has converted such Holder’s Series A Preferred Stock, and only to the extent the shares of Series A Preferred Stock are deemed to have been converted into shares of Common Stock in accordance with the provisions of this Section 7.

(iii) Subject to the Stockholder Approval Threshold prior to Stockholder Approval, the Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock equal to 100% of the number of shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock. The Company shall take all action permitted by law to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series A Preferred Stock. The Company covenants that all Common Stock that may be issued upon conversion of Series A Preferred Stock shall upon issuance be duly authorized, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances. The Company further covenants that, if at any time the Common Stock shall be listed on an Approved Market, the Company will, if permitted by the rules of such Approved Market, cause to be listed or quoted on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Series A Preferred Stock.

(iv) If a Conversion Date or Mandatory Conversion Time is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then Accrued Dividends will be payable to Holders in the manner set forth above in Sections 7(a)(i) and 7(b)(i) with respect to the exercise of a Conversion Right or Mandatory Conversion, as applicable, concurrent with delivery by the Company of the shares of Common Stock issuable upon such conversion.

(v) The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series A Preferred Stock pursuant to this Section 7 shall be made without charge to the converting Holder for such certificates or for any stamp or similar tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares converted, subject to applicable law.

8. Adjustment of Conversion Price.

(a) Irrespective of whether any shares of Series A Preferred Stock are outstanding at the time in question, from and after the Original Issue Date, the Conversion Price shall be adjusted from time to time (without duplication) by the Company as follows:

(i) Stock Dividends and Distributions.  If the Company pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect

Annex I-13

immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0 OS1

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1	=	the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.

(ii) Subdivisions, Splits and Combination of the Common Stock.  If the Company subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS0 OS1

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1	=	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

(iii) Issuance of Stock Purchase Rights.  If the Company issues or distributes to all or substantially all holders of the shares of Common Stock Options (other than Options issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans approved by the Board of Directors) entitling them to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of

Annex I-14

stockholders entitled to receive such Options, then the Conversion Price in effect immediately prior to the Ex-Date for such issuance or distribution will be multiplied by the following fraction:

OS0 + Y OS0 + X

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X	=	the total number of shares of Common Stock issuable pursuant to such Options.

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such Options divided by the Current Market Price on the date fixed for the determination of stockholders entitled to receive such Options.

For the purposes of this clause (iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. In the event that such Options described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue or distribute such Options, to the Conversion Price that would then be in effect if such issuance or distribution had not been declared. To the extent that such Options are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such Options upon the exercise of such Options, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance or distribution of such Options been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors).

(iv) Debt or Asset Distributions.  If the Company distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, Capital Stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) above, any Options referred to in clause (iii) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Company or any of its Subsidiaries, and any dividend of Capital Stock of or relating to a Subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 − FMV SP0

Where,

SP0	=	the Current Market Price per share of Common Stock on such date.

FMV	=	the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors, provided that, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which such distribution is made to holders of Common Stock, for each share of Series A Preferred Stock, the amount of such distribution such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Conversion Price on the Ex-Date for such distribution.

In a “spin-off”, where the Company makes a distribution to all holders of shares of Common Stock consisting of Capital Stock of any class or series, or similar equity interests of, or relating to, a

Annex I-15

Subsidiary or other business unit, the Conversion Price will be adjusted on the fifteenth Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such fifteenth Trading Day by the following fraction:

MP0 MP0 + MP5

Where,

MP0	=	the average of the Closing Prices of the Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.

MP5	=	the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors.

In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

(v) Cash Dividends or Distributions.  If the Company makes a dividend or distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash that is paid as a dividend or distributed in a Transaction or as part of a “spin-off” referred to in clause (iv) above, (b) any dividend or distribution in connection with Liquidation, (c) any consideration payable in connection with a tender or exchange offer made by the Company or any of its Subsidiaries, and (d) a Junior Stock Event, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 − DIV SP0

Where,

SP0	=	the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

DIV	=	the amount per share of Common Stock of the cash dividend or distribution, as determined pursuant to the introduction to this paragraph (v).

In the event that any dividend or distribution described in this clause (v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such dividend or distribution, to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

Notwithstanding the foregoing, if “DIV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Series A Preferred Stock, the amount of cash such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Conversion Price on the Ex-Date for such dividend or distribution.

Annex I-16

(vi) Self Tender Offers and Exchange Offers.  If the Company or any of its Subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

OS0 x SP0 AC + (SP0 x OS1)

Where,

SP0	=	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0	=	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1	=	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer.

AC	=	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

In the event that the Company, or one of its Subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company, or such Subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.

(vii) Rights Plans.  To the extent that the Company has a rights plan in effect with respect to the Common Stock upon conversion of any shares of the Series A Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the conversion date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Company had made a distribution to all holders of the Common Stock as described in clause (iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(viii) Issuances Below the Conversion Price.  If, at any time on or before the date that is three years after the Original Issue Date, the Company issues, or agrees to issue or sell, any Common Stock or Convertible Securities for consideration per share less than the Conversion Price, then the Conversion Price in effect immediately prior to each such issuance will immediately be reduced to the price determined by multiplying the Conversion Price in effect immediately prior to such issuance by the following fraction:

OS0 + (AC/SP) OS1

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to such issuance.

AC	=	the aggregate consideration paid or payable for such shares of Common Stock or Convertible Securities.

SP	=	the Conversion Price.

OS1	=	the sum of the number of shares of Common Stock outstanding immediately after such issuance.

Annex I-17

This adjustment shall become effective immediately after such issuance.

(b) The Company may, in its sole discretion, make such decreases in the Conversion Price, in addition to any other decreases required by this Section 8, if the Board of Directors, with the consent of at least one TMP Purchaser Designee (as defined in the Investment Agreement) if at least one TMP Purchaser Designee is then serving on the Board of Directors, deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

(c) (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on any Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii) The Conversion Price shall not be adjusted:

(1) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan, provided such plan was approved by the Board of Directors;

(2) upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit agreement, plan or program of, or assumed by, the Company or any of its Subsidiaries, provided such issuance was approved by the Board of Directors;

(3) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the Original Issue Date and not substantially amended thereafter;

(4) upon the issuance of securities pursuant to any merger, joint venture, partnership, share exchange, business combination or similar transaction or any other direct or indirect acquisition by the Company, whereby the Company’s securities comprise, in whole or in part, the consideration paid by the Company in such transaction, provided such transaction was approved by the Board of Directors;

(5) for a change in the par value or no par value of Common Stock;

(6) for the payment of cash dividends pursuant to Section 3(a);

(7) upon the issuance of shares of Series A Preferred Stock or Series A Exchangeable Preferred Stock issued pursuant to the terms of the Investment Agreement or Common Stock issuable upon conversion thereof; or

(8) upon the issuance of any shares of Common Stock or warrants to acquire only shares of Common Stock issued to banks, equipment lessors or other lending institutions, or to real property lessors, in each case, in connection with a debt financing (limited to secured or unsecured debt for borrowed money that is not pursuant to the issuance of Convertible Securities), equipment leasing or real property leasing transaction, provided such transaction was approved by the Board of Directors.

(9) Whenever the Conversion Price is to be adjusted in accordance with Section 8(a) or Section 8(b), the Company shall: (i) compute the Conversion Price in accordance with Section 8(a) or Section 8(b), taking into account the $0.01 threshold set forth in Section 8(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 8(a) or Section 8(b), taking into account the $0.01

Annex I-18

threshold set forth in Section 8(c) hereof, provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 8(a) or Section 8(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

(d) If one or more events occurs requiring an adjustment to be made to the Conversion Price during the same time period, adjustments to the Conversion Price shall be determined by the Board of Directors to reflect the combined impact of all Conversion Price adjustment events, as set out in this Section 8, during such period.

(e) Unless and until the Company receives the Stockholder Approval, no adjustment pursuant to Section 8(a)(iii), 8a(iv), 8(a)(v), 8(a)(vi), 8(a)(vii), 8(a)(viii), 8(b) or 8(g) shall cause the Conversion Price to be less than $2.42 (as adjusted for stock splits, combinations, reclassifications or similar events). In the event that at any time as a result of any adjustment made pursuant to this Section 8 or otherwise, it will be necessary for the Company to obtain stockholder approval (other than the Stockholder Approval), then the Company shall use its reasonable best efforts to obtain such stockholder approval as promptly as practicable.

(f) In the event the Company shall propose to take any action of the type described in Section 8(a)(iii), 8a(iv), 8(a)(v), 8(a)(vi), 8(a)(vii), 8(a)(viii), 8(b) or 8(g), the Company shall give notice to each Holder, which notice shall specify the Record Date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect on the Conversion Price and the number of shares of Common Stock which shall be deliverable upon conversion of shares of the Series A Preferred Stock. Except as otherwise provided herein, (x) in the case of any such action that would require the fixing of a Record Date, such notice shall be given at least ten days prior to the date so fixed and (y) in the case of all other such actions, such notice shall be given at least ten days prior to the taking of such proposed action.

(g) If any event occurs as to which, in the opinion of the Board of Directors, the provisions of this Section 8 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holders in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment pursuant to this Section 8 have the effect of increasing the Conversion Price as otherwise determined pursuant to any of the provisions of this Section 8 except in the case of a combination of shares of a type contemplated in Section 8(a)(ii) hereof and then in no event to an amount larger than the Conversion Price as adjusted pursuant to Section 8(a)(ii) hereof.

(h) Anything in this Section 8 notwithstanding, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of Common Stock, and any such purported adjustment shall instead reduce the Conversion Price to such par value.

(i) Notwithstanding the foregoing, no adjustment shall be made to the Conversion Price pursuant to this Section 8 to the extent the Holder actually participates on an as-converted basis (without giving effect to the Stockholder Approval Threshold) with the Common Stock pursuant to Section 3(d)(ii), subject to notice of such participation to the Holder, in the transaction that would otherwise trigger the applicable adjustment pursuant to this Section 8.

(j) Notwithstanding the foregoing, no adjustment shall be made to the Conversion Price pursuant to this Section 8 solely on account of any adjustment of the conversion price of the Series A Exchangeable Preferred Stock in accordance with the Series A Exchangeable Preferred Certificate of Designation.

Annex I-19

9. Recapitalization, Reclassification and Changes in Common Stock.  Upon the occurrence of any:

(a) reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

(b) merger or consolidation of the Company with or into another Person (other than a Subsidiary) other than a merger or consolidation in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock;

(c) any statutory share exchange of the Company with another Person; or

(d) sale or other disposition of all or substantially all of the property and assets of the Company (on a consolidated basis) to any other Person (any of the foregoing events in clauses (a) through (d), a “Transaction”); then, without limiting the rights of the Holders in Section 4 herein, the Series A Preferred Stock shall be convertible after the Transaction into the kind and amount of shares of stock or other securities or other property or assets (including cash) that the Holders would have been entitled to receive upon such Transaction had such Series A Preferred Stock been converted into Common Stock immediately prior to such Transaction after giving effect to any adjustment. The provisions of this Section 9 shall apply to successive Transactions. In the event that holders of the Common Stock shall have the opportunity to elect the form of consideration to be received in a Transaction, then the Company shall make adequate provision whereby each Holder shall have a reasonable opportunity to determine the form of consideration into which all of such Holder’s shares of Series A Preferred Stock, shall be convertible from and after the effective date of such Transaction. Such determination shall be (i) subject to any limitations to which all of the holders of Common Stock are subject, including, but not limited to, pro rata reductions applicable to any portion of the consideration payable in such Transaction and (ii) conducted in such a manner as to be completed by the date that is the earlier of (a) the deadline for elections to be made by holders of Common Stock and (b) five (5) Trading Days prior to the anticipated effective date of such Transaction. The Company will not effect (or enter into any agreement providing for) any Transaction unless prior to the consummation thereof the successor Person (if other than the Company) resulting from such Transaction shall assume by written instrument mailed or delivered to the Holders at the last address of each such Holder appearing on the Register, the obligation pursuant to this Section 9. At least twenty (20) days’ prior written notice of the date on which the Transaction will be consummated shall be given to the Holders.

10. Other Provisions.

(a) Shares of Series A Preferred Stock issued and reacquired shall be prohibited from being reissued as such and will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Delaware law, will have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, except that any issuance or reissuance of shares of Series A Preferred Stock must be in compliance with this Certificate.

(b) The shares of Series A Preferred Stock shall be issuable only in whole shares.

(c) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the date of mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate) with postage prepaid, addressed: (i) if to the Company, to its office at 44 East Industrial Road, Branford, CT 06405, Attention: Chief Executive Officer and Chief Financial Officer, or (ii) if to any Holder, to such Holder

Annex I-20

at the address of such Holder as listed in the Register, or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

(d) If at any time the Company is required to make any payment to a Holder pursuant to this Certificate, the Company does not have sufficient funds legally available to make such payment, the Company shall make as much of such required payment as possible, ratably to each Holder in proportion to the number of shares of Series A Preferred Stock held by such Holder, and shall thereafter from time to time, as soon as it shall have funds available therefor, make payment of as much of the remaining amount of such required payment as it legally may until it has made such payment in its entirety. For the avoidance of doubt, such partial payments shall not reduce or waive the rights of the Holders hereunder.

(e) The words “hereby”, “herein”, “hereof”, “hereunder” and words of similar import refer to this Certificate as a whole and not merely to the specific section, paragraph or clause in which such word appears. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The definitions given for terms in Section 2 and elsewhere in this Certificate shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(f) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Series A Preferred Stock owned by a Holder and (in the case of loss, theft or destruction) of an unsecured indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of securities evidenced by such certificate which remains outstanding.

(g) Any of the rights of the Holders set forth herein (including, without limitation, any rights to notices, adjustments or otherwise) may be waived by (i) any Holder with respect to such Holder, provided that such waiver is in writing and executed by such Holder, and (ii) the written consent of the Required Holders with respect to all Holders, and such waiver shall be binding on all Holders; provided, however, prior to the effective date of an amendment to this Certificate approved by the Required Holders which amendment amends the Applicable Terms, the Company shall give each Holder five (5) Business Days’ notice to permit such Holder to convert such Holder’s shares of Series A Preferred Stock pursuant to Section 7(a) herein, subject to any limitations in this Certificate on the number of shares of Series A Preferred Stock that may be converted. Notwithstanding the foregoing, the Required Holders shall not amend the foregoing proviso without the consent of each Holder affected thereby.

Annex I-21

Exhibit B

CERTIFICATE OF DESIGNATION
OF
SERIES A EXCHANGEABLE PREFERRED STOCK
OF
CAS MEDICAL SYSTEMS, INC.

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

CAS Medical Systems, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST:  The Certificate of Incorporation (the “Certificate of Incorporation”) of the Company authorizes the issuance of up to 1,000,000 shares of preferred stock, par value $0.001 per share (the “Authorized Preferred Stock”), and further authorizes the Board of Directors of the Company by resolution or resolutions to provide for the issuance of Authorized Preferred Stock in series and to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and relative rights and qualifications, limitations or restrictions of each such series.

SECOND:  On June 8, 2011, the Board of Directors of the Company adopted the following resolution authorizing the creation and issuance of a series of said Authorized Preferred Stock to be known as “Series A Exchangeable Preferred Stock”:

RESOLVED:  that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, the Board of Directors hereby authorizes and establishes a series of 54,500 shares of Series A Exchangeable Preferred Stock, and hereby fixes the number, designation, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares as follows:

1. Designation and Amount; Ranking.

(a) There shall be created from the Authorized Preferred Stock a series of preferred stock, designated as the “Series A Exchangeable Preferred Stock”, par value $0.001 per share (the ‘‘Series A Exchangeable Preferred Stock”), and the authorized number of shares of such series shall be 54,500, which may be issued by the Company from time to time subject to compliance with this Certificate, the Investment Agreement (as defined in Annex I, attached hereto) and any other conditions to issuance.

(b) The Series A Exchangeable Preferred Stock shall, with respect to both dividend rights and rights upon a Liquidation (as defined in Annex I or Annex II, as applicable, attached hereto) or Change of Control (as defined in Annex I or Annex II, as applicable, attached hereto), rank (i) senior to all Junior Stock (as defined in Annex I or Annex II, as applicable, attached hereto), (ii) on parity with all Parity Stock (as defined in Annex I or Annex II, as applicable, attached hereto) and (iii) junior to all Senior Stock (as defined in Annex I or Annex II, as applicable, attached hereto).

(c) Until the date the Stockholder Approval (as defined in Annex I, attached hereto) is obtained, the Series A Exchangeable Preferred Stock shall have the designations, preferences, limitations and relative rights set forth in this Section 1 and Annex I attached hereto. From and after the date the Stockholder Approval is obtained, the Series A Exchangeable Preferred Stock shall have the designations, preferences, limitations and relative rights set forth in this Section 1 and Annex II attached hereto. Notwithstanding the foregoing, if the Stockholder Approval has not been obtained on or prior to December 31, 2011, the Series A Exchangeable Preferred Stock shall have the designations, preferences, limitations and relative rights set forth in this Section 1 and Annex I attached hereto and shall never be deemed to have the designations, preferences, limitations and relative rights set forth on Annex II attached hereto. The Company shall promptly provide each Holder (as defined in Annex I) with written notice of the receipt of the Stockholder Approval and the Company shall publicly announce the receipt of the Stockholder Approval.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed this 8th day of June, 2011.

CAS MEDICAL SYSTEMS, INC.

By:	/s/ Thomas M. Patton
Name:     Thomas M. Patton

Title:	President and Chief Executive Officer

Annex I

ADDITIONAL TERMS
OF
SERIES A EXCHANGEABLE PREFERRED STOCK
OF
CAS MEDICAL SYSTEMS, INC.

2. Definitions.  As used herein, the following terms shall have the following meanings:

(a) “Accretion Rate” has the meaning set forth in Section 3(a).

(b) “Accreted Value” has the meaning set forth in Section 3(a).

(c) “Accrued Dividends” means, with respect to any share of Series A Exchangeable Preferred Stock, as of any date, without duplication of any dividends included within Accreted Value, the accrued and unpaid dividends on such share through and including such date (whether or not declared).

(d) “Acquiring Person” shall mean any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) (other than any Person who is a member of the TMP Investor Group).

(e) “A/D Rate” means the Accretion Rate or the Dividend Rate, as applicable, at the time of the Special Triggering Event.

(f) “Affiliate” shall mean any Person, directly or indirectly, controlling, controlled by or under common control with such Person.

(g) “Applicable Issuance Date” means the date of the issuance of the applicable shares of Series A Exchangeable Preferred Stock (which may be issued from time to time on one or more days).

(h) “Approved Markets” shall mean the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, NYSE Amex or the NYSE.

(i) “Authorized Preferred Stock” has the meaning set forth in the recitals.

(j) “Board of Directors” means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

(k) “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(l) “Capital Stock” of any Person means any and all securities (including equity-linked securities), interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock.

(m) “Certificate” means this Certificate of Designation with respect to the Series A Exchangeable Preferred Stock, as amended from time to time.

(n) “Certificate of Incorporation” has the meaning set forth in the recitals.

(o) “Change of Control” means the consummation of any transaction or series of related transactions (i) involving any purchase or acquisition (whether by way of merger, share exchange,

Annex I-1

consolidation, business combination or similar transaction or otherwise) by any Acquiring Person, of any of securities representing a majority of the outstanding voting power of the Company entitled to elect the Board of Directors, (ii) involving any sale, lease, exchange, transfer, exclusive license or disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken together as a whole, to an Acquiring Person, (iii) involving any merger, consolidation or business combination in which the holders of voting securities of the Company immediately prior to the transaction, as a group, do not hold securities representing a majority of the outstanding voting power entitled to elect the board of directors of the surviving entity in such merger, consolidation or business combination, or (iv) following which a majority of the members of the Board of Directors do not constitute Continuing Directors; provided that in each case such transaction or transactions are approved by the Board of Directors.

(p) “Closing Price” shall mean, with respect to the Common Stock (or other relevant Capital Stock) on any date of determination, the most recent consolidated closing bid price or, if no such closing bid price is reported, the last reported bid price of the shares of the Common Stock (or other relevant Capital Stock) on the relevant Approved Market on such date. If the Common Stock (or other relevant Capital Stock) is not traded on an Approved Market on any date of determination, the Closing Price of the Common Stock (or other relevant Capital Stock) on such date of determination means the closing bid price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant Capital Stock) is so listed or quoted, or, if no closing bid price is reported, the last reported bid price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant Capital Stock) is so listed or quoted, or if the Common Stock (or other relevant Capital Stock) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant Capital Stock) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant Capital Stock) on that date as determined in good faith by the Board of Directors.

(q) “Common Stock” means the common stock, par value $0.004 per share, of the Company, or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination or merger, reclassification, consolidation or similar transaction in which the Company is a constituent corporation.

(r) “Company” has the meaning set forth in the recitals.

(s) “Continuing Director” means (a) any member of the Board of Directors who was a director of the Company on the Original Issue Date, and (b) any individual who becomes a member of the Board of Directors after the Original Issue Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office on the Original Issue Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of the Company and whose initial assumption of office resulted from such contest or the settlement thereof.

(t) “Convertible Securities” means debt securities or shares of Capital Stock, in each case convertible into or exchangeable, directly or indirectly, for Common Stock.

(u) “DGCL” has the meaning set forth in the recitals.

(v) “Dividend Deferral Election” has the meaning set forth in Section 3(a).

(w) “Dividend Equivalent Amount” has the meaning set forth in Section 3(d).

(x) “Dividend Payment Date” means March 31, June 30, September 30 and December 31 of each year.

Annex I-2

(y) “Dividend Rate” has the meaning set forth in Section 3(a).

(z) “Dividend Record Date” means, with respect to any dividend payable on a Dividend Payment Date, the preceding March 15, June 15, September 15 and December 15 and, with respect to any dividend payable on any other date, such date as may be determined by the Board of Directors.

(aa) “Electing Holders” has the meaning set forth in Section 6(a).

(bb) “Electing Holders Redemption Notice” has the meaning set forth in Section 6(d).

(cc) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(dd) “GAAP” means United States generally accepted accounting principles.

(ee) “Holder” means a holder of record of outstanding shares of the Series A Exchangeable Preferred Stock.

(ff) “Indebtedness” means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above. For the purposes of this definition, “Contingent Obligation” mean, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(gg) “Investment Agreement” means that certain Investment Agreement, dated June 8, 2011, by and among the Company and the purchasers named therein, as the same may be amended from time to time.

(hh) “Junior Stock” means all classes of Common Stock and each other class of Capital Stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series A Exchangeable Preferred Stock as to dividend rights and/or rights upon a Liquidation or Change of Control.

(ii) “Junior Stock Event” has the meaning set forth in Section 3(d).

Annex I-3

(jj) “Liquidation” means the voluntary or involuntary liquidation, dissolution or winding-up of the Company other than a Change of Control.

(kk) “Liquidation Event” has the meaning set forth in Section 4(a).

(ll) “Liquidation Preference” has the meaning set forth in Section 4(a).

(mm) “NYSE” means the New York Stock Exchange, Inc.

(nn) “Option” means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(oo) “Original Issue Date” means June 9, 2011.

(pp) “Parity Stock” means the Series A Preferred Stock and any class of Capital Stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Series A Exchangeable Preferred Stock as to dividend rights and/or rights upon a Liquidation or Change of Control.

(qq) “Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, other entity or government or any agency or political subdivision thereof.

(rr) “Preference Stock” means, as applied to the Capital Stock of any Person, Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person or change of control (defined by analogy to the definition of Change of Control herein) of such Person, over shares of Capital Stock of any other series or class of such Person.

(ss) “Record Date” means the applicable record date as determined in accordance with Section 213 of the DGCL.

(tt) “Redemption” has the meaning set forth in Section 6(a).

(uu) “Redemption Date” has the meaning set forth in Section 6(d).

(vv) “Redemption Notice” has the meaning set forth in Section 6(d).

(ww) “Redemption Price” has the meaning set forth in Section 6(a).

(xx) “Register” has the meaning set forth in Section 3(a).

(yy) “Registration Rights Agreement” means that certain Registration Rights Agreement, dated June 9, 2011, between the Company and the signatories thereto, as the same may be amended from time to time.

(zz) “Required Holders” means as of any date the Holders of more than 50% of the then-outstanding shares of Series A Exchangeable Preferred Stock, voting together as a single class.

(aaa) “Senior Stock” means each class of Capital Stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Series A Exchangeable Preferred Stock as to dividend rights and/or rights upon a Liquidation or Change of Control.

(bbb) “Series A Exchangeable Preferred Stock” has the meaning set forth in Section 1(a).

(ccc) “Series A Preferred Stock” means the Series A Preferred Stock, par value $0.001 per share, of the Company.

Annex I-4

(ddd) “Series A Preferred Certificate of Designation” means the Certificate of Designation for the Series A Preferred Stock.

(eee) “Special Triggering Event” means any of the following events:

(i) the failure of the Company to pay when due any amounts owed on the shares of Series A Exchangeable Preferred Stock to the Holders;

(ii) a material violation by the Company of any covenant or agreement set forth in the Investment Agreement, where the Company does not cure such violation within thirty (30) days after the receipt of written notice of such breach from one or more of the Holders party to the Investment Agreement who are actually adversely affected by such breach;

(iii) a material violation by the Company of any term of or condition set forth in this Certificate, where the Company does not cure such violation within thirty (30) days after the receipt of written notice of such breach from one or more of the Holders who are actually adversely affected by such breach;

(iv) a material and willful violation by the Company of any term of or condition set forth in the Registration Rights Agreement, where the Company does not cure such violation within thirty (30) days after the receipt of written notice of such breach from one or more of the Holders party to the Registration Rights Agreement who are actually adversely affected by such breach; or

(v) the failure of any of the TMP Purchaser Designees (as defined in the Investment Agreement) to be elected or appointed to the Board of Directors in accordance with the terms set forth in the Investment Agreement.

(fff) “Stated Value” means $100.00 per share of Series A Exchangeable Preferred Stock.

(ggg) “Stockholder Approval” means the affirmative vote of holders of a majority of the votes cast with respect to the matter, either at a meeting of stockholders of the Company validly called and at which a quorum is present or by written consent, approving the Stockholder Proposal (as defined in the Investment Agreement) in accordance with the relevant provisions of the DGCL.

(hhh) “Subsidiary” means a partnership, joint-stock company, corporation, limited liability company, trust, unincorporated organization or other entity of which a Person owns, directly or indirectly, more than 50% of the stock or other interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such entity.

(iii) “Trading Day” means a day during which the trading of securities generally occurs on the Approved Market on which the Common Stock is then listed or, if the Common Stock is not listed on an Approved Market, the NYSE.

(jjj) “Transaction” has the meaning set forth in Section 9(d).

(kkk) “Transfer Agent” means, the Company or any duly appointed transfer agent, registrar and dividend disbursing agent for the Series A Exchangeable Preferred Stock as may be appointed by the Company from time to time.

(lll) “TMP Investor Group” means Thomas, McNerney & Partners II, L.P., TMP Nominee II LLC and TMP Associates II, L.P. and any of their respective Affiliates other than any of their Affiliates that is a “portfolio company” (as such term is customarily used among private equity investors).

3. Accretion; Dividends.

(a) From and after the Applicable Issuance Date, the Stated Value of each share of Series A Exchangeable Preferred Stock shall accrete at an annual rate of ten percent (10%) (the ‘‘Accretion

Annex I-5

Rate”), compounded quarterly, beginning on the three-month period ending June 30, 2011, and for the three-month period ending December 31, 2011 and each subsequent three-month period thereafter shall automatically increase by two percent (2.0%) up to a maximum Accretion Rate of twenty percent (20%), compounded quarterly (the Stated Value as it has accreted as of any date, the “Accreted Value”, subject to appropriate adjustment in the event of any stock dividend, stock split, stock distribution or combination, consolidation, subdivision, reclassification or other corporate actions having the similar effect with respect to the Series A Exchangeable Preferred Stock); provided, however, if (i) at any time from and after the Original Issue Date until and including the third anniversary of the Original Issue Date, the Company receives a written consent from the Required Holders (which consent must be irrevocable and delivered (x) prior to June 15, 2011 with respect to the quarters ending June 30, 2011 through June 30, 2012, (y) prior to June 15, 2012 with respect to the four quarters ending September 30, 2012 through June 30, 2013 and (z) prior to June 15, 2013 with respect to the four quarters ending September 30, 2013 through June 30, 2014) electing cash dividends for any specified period prior to the third anniversary of the Original Issue Date, or (ii) at any time from and after the third anniversary of the Original Issue Date, the Company delivers a written notice to the Holders electing cash dividends for any specified period (provided the Company has funds legally available to pay such cash dividend), the Holders shall be entitled to receive on each Dividend Payment Date, in lieu of the accretion described above for the three-month period ending on such Dividend Payment Date, cash dividends on each share of Series A Exchangeable Preferred Stock, at a rate per annum equal to the then current Accretion Rate of the Accreted Value as of the Dividend Payment Date (the ‘‘Dividend Rate”) and the Board of Directors shall declare such cash dividends out of funds legally available for that purpose; provided, however, with respect to clause (i), to the extent the Company does not have funds legally available to pay such cash dividend or with the prior approval of the Required Holders, the Company may elect not to pay a cash dividend due on any Dividend Payment Date (a “Dividend Deferral Election”) and if such an election is made, the cash dividend that would have been payable on such Dividend Payment Date shall continue to accrue, and shall compound quarterly at the Dividend Rate until the accrued value of such dividend is paid, whether or not in any fiscal year there shall be net profits or surplus legally available for the payment of dividends in such fiscal year, so that if in any fiscal year or years, dividends in whole or in part are not paid upon the Series A Exchangeable Preferred Stock, unpaid dividends shall accumulate and accrue at the Dividend Rate, compounded quarterly. Unless there is a Dividend Deferral Election, any dividends due shall be payable quarterly in arrears on each Dividend Payment Date; provided, that if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day. Each dividend shall be payable to the Holders as they appear on the securities register maintained in respect of the Series A Exchangeable Preferred Stock by the Company (the “Register”) at the close of business on the corresponding Dividend Record Date; provided, however, if there is a Dividend Deferral Election, the dividend that would have otherwise been payable on the Dividend Record Date applicable to the Dividend Deferral Election shall be payable to the Holders as they appear on the Register at the time such dividend is paid. Subject to the foregoing and the availability of lawful funds, the Board of Directors may declare any dividends subject to a Dividend Deferral Election at any time and the payment date of such funds shall be as determined by the Board of Directors. All dividends paid with respect to shares of Series A Exchangeable Preferred Stock shall be paid pro rata to the Holders entitled thereto. The amount of dividends payable for any other period shorter or longer than a full dividend period, shall be computed on the basis of twelve 30-day months and a 360-day year. Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward).

(b) Upon a Special Triggering Event, the then applicable A/D Rate shall automatically be increased by an additional five percent (5%) per annum, compounded quarterly, from and including the date on which any such Special Triggering Event shall occur through but excluding the date on which the Special Triggering Event shall have been cured or waived in writing by the Required Holders.

Annex I-6

(c) No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Series A Exchangeable Preferred Stock or Parity Stock with respect to any dividend period unless all dividends due for all preceding dividend periods have been declared and paid, or declared and, if such dividends are to be paid in cash, a sum of cash sufficient for the payment thereof is set apart for the payment of such dividend, upon all outstanding shares of Series A Exchangeable Preferred Stock and Parity Stock. Notwithstanding the foregoing, if full cumulative dividends have not been paid on the Series A Exchangeable Preferred Stock and all Parity Stock, all dividends declared and paid on the Series A Exchangeable Preferred Stock and such Parity Stock shall be declared and paid pro rata so that the amounts of dividends declared and paid per share on the Series A Exchangeable Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series A Exchangeable Preferred Stock and such Parity Stock bear to each other.

(d) No dividends or other distributions (other than cash paid in lieu of fractional shares or dividends on Common Stock payable in Common Stock) may be declared, made or paid, or set apart for payment upon, any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Junior Stock) by or on behalf of the Company or any of its Subsidiaries, unless (i) all Accrued Dividends shall have been or contemporaneously are declared and paid in cash, or are declared and a sum of cash sufficient for the payment thereof is set apart for such payment or are added to Accreted Value at the request of the Holders, on the Series A Exchangeable Preferred Stock and all Parity Stock for all dividend periods terminating on or prior to the Record Date of such declaration, payment, redemption, purchase or acquisition, (ii) the Holders receive an equivalent dividend or distribution of the amount of such dividend or distribution that would be payable to such Holders if such shares of Series A Exchangeable Preferred Stock had been converted into Common Stock (in accordance with Annex II hereof, assuming Annex II had been in effect as of the Original Issue Date) immediately prior to the Record Date for such dividend or distribution (such amount per share of Series A Exchangeable Preferred Stock, the “Dividend Equivalent Amount”) and (iii) the Company obtains the consent required pursuant to Section 5(b) herein (such declaration or distribution made in accordance with clauses (i) through (iii)), a “Junior Stock Event”). The restrictions set forth in this Section 3(d) shall not apply to the purchase or other acquisition of Junior Stock (A) pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options or (B) which purchase or acquisition has received the prior written consent of the Required Holders.

4. Liquidation; Change of Control.

(a) In the event of any Liquidation (a “Liquidation Event”), the Holders shall be entitled to be paid out of the assets and funds of the Company available for distribution to its stockholders an amount in cash per each share of Series A Exchangeable Preferred Stock equal to the greater of (A) 100% of the Accreted Value for each share of Series A Exchangeable Preferred Stock outstanding on the date of such Liquidation Event, plus an amount equal to all Accrued Dividends thereon to the date of the Liquidation Event or (B) the amount to which such Holders would be entitled to receive had such Holders, immediately prior to the Liquidation Event, converted such shares of Series A Exchangeable Preferred Stock (in accordance with Annex II hereof, assuming Annex II had been in effect as of the Original Issue Date) into shares of Common Stock (determined in accordance with Section 7(a)(i) of Annex II), in either case before any payment shall be made or any assets distributed to the holders of any of the Junior Stock (such greater cash amount being referred to as the “Liquidation Preference”). Without limiting any rights and remedies of the Holders, if upon any such Liquidation Event, the remaining assets and funds of the Company available for distribution to its stockholders after payment in full of amounts required to be paid or distributed to holders of Senior Stock are not sufficient to pay in full the liquidation payments payable to the Holders and holders of outstanding shares of any Parity Stock, then the holders of all such shares of Parity Stock shall share

Annex I-7

ratably in such distribution of the remaining assets and funds of the Company in accordance with the amount which would otherwise be payable on such distribution if the amounts to which the Holders and the holders of outstanding shares of such Parity Stock are entitled were paid in full.

(b) Unless waived in writing by the Required Holders, in the event of a Change of Control, each Holder shall have the right, at such Holder’s election, to either (i) receive the amount to which such Holder would be entitled to receive upon conversion of such shares of Series A Exchangeable Preferred Stock into Common Stock (in accordance with Annex II hereof, assuming Annex II had been in effect as of the Original Issue Date) or (ii) within sixty (60) days of such Change of Control, or later if the Holders did not receive notice of such Change of Control, require the Company to redeem (subject to the availability of lawful funds), in whole or in part, each share of Series A Exchangeable Preferred Stock held by such Holder for an amount in cash equal to the Liquidation Preference. Unless waived in writing by the Required Holders, the Corporation shall not have the power to effect a Change of Control unless the agreement for such transaction provides that the consideration payable to the stockholders of the Corporation in such transaction shall be allocated among the holders of capital stock of the Corporation in accordance with this Section 4(b). In connection with a redemption permitted above, each Holder shall surrender his, her or its certificate or certificates representing such redeemed shares to the Company, in the manner and at the place designated in written notice mailed by the Company, postage prepaid, to each Holder, at his, her or its post office address last shown on the Register (which notice shall be given at least ten (10) days prior to such Change of Control or such shorter period as may be agreed in writing by the Required Holders), and thereupon the Liquidation Preference of such shares shall be payable to the order of the Person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after the date of redemption, unless there shall have been a default in payment of the Liquidation Preference, all rights of the Holder whose shares have been redeemed (except the right to receive the Liquidation Preference) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

(c) Without limiting any other rights and remedies of the Holders, if upon any such Change of Control, the remaining assets and funds of the Company available for distribution to its stockholders after payment in full of amounts required to be paid or distributed to holders of Senior Stock are not sufficient to pay in full amounts payable to the Holders and holders of outstanding shares of any Parity Stock, then the holders of all such shares shall share ratably in such distribution of the remaining assets and funds of the Company in accordance with the amount which would otherwise be payable on such distribution if the amounts to which the Holders and the holders of outstanding shares of such Parity Stock are entitled were paid in full.

(d) Unless waived in writing by the Required Holders, written notice of any Liquidation Event or Change of Control, stating a payment date and the place where the distributable amounts shall be payable, shall be given no less than ten (10) days prior to the payment date stated therein, to the Holders at their respective addresses as the same shall appear on the Register.

(e) The amount deemed paid or distributed to the holders of Common Stock upon any Liquidation or Change of Control shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Company or the acquiring Person. The value of such property, rights or securities shall be determined in good faith by the Board of Directors.

5. Voting Rights.

Other than any voting rights provided by law, the Holders shall not be entitled to any voting rights, provided that:

(a) To the extent the Holders are entitled to vote under applicable law, each share of Series A Exchangeable Preferred Stock shall entitle the Holder thereof to vote together with the other Holders as a single class on all matters submitted for the approval of the holders of Series A Exchange Preferred Stock.

Annex I-8

(b) If at any time following the Original Issue Date at least fifty percent (50%) of the aggregate number of shares of Series A Exchangeable Preferred Stock issued on and after the Original Issue Date are outstanding, in addition to any other vote or consent of the stockholders required by law or by the Certificate of Incorporation, including any Certificate of Designation, bylaws of the Company or this Certificate, the Company shall not, and shall not permit its Subsidiaries to (in each case, whether by merger, consolidation, reorganization, operation of law or otherwise), without the prior written consent of the Required Holders:

(i) amend, alter, waive or repeal any provision of its Certificate of Incorporation, including any certificate of designation, or bylaws or this Certificate in any manner that would adversely affect the rights, powers, preferences or privileges (economic or otherwise) of the Series A Exchangeable Preferred Stock or Series A Preferred Stock, increase the authorized number of shares of the Series A Exchangeable Preferred Stock or Series A Preferred Stock, or split, reverse split, subdivide, reclassify, combine or take other corporate actions having a similar effect with respect to the Series A Exchangeable Preferred Stock or Series A Preferred Stock;

(ii) except as required pursuant to the terms of the Investment Agreement or the Series A Certificate of Designation, issue any shares of Series A Exchangeable Preferred Stock or Series A Preferred Stock;

(iii) offer, sell or issue any equity or equity-linked securities constituting Senior Stock or Parity Stock;

(iv) increase or decrease the size of the Board of Directors;

(v) incur Indebtedness (other than Indebtedness that, when aggregated with all other Indebtedness incurred since the Original Issue Date and then outstanding, is less than $4,000,000 when so aggregated);

(vi) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any equity or equity-linked securities constituting Junior Stock or Parity Stock other than the purchase or other acquisition of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options;

(vii) distribute (by means of a dividend or otherwise) assets (including property or cash) to its stockholders (other than shares of Common Stock or cash as required to pay dividends on the Series A Exchangeable Preferred Stock pursuant to Section 3 or on the Series A Preferred Stock pursuant to the Series A Preferred Stock Certificate of Designation (excluding dividends payable pursuant to Section 3(d)(ii) which shall require consent pursuant to this Section 5(b)(vii)));

(viii) enter into any transaction with any of its officers, directors or Affiliates (or any directors, managers, officers or employees of any such Affiliate), other than (x) employment arrangements entered into in the ordinary course of business consistent with past practices providing for annual base compensation and benefits not exceeding $200,000 in the aggregate, unless unanimously approved by the Compensation Committee of the Board of Directors and (y) grants pursuant to equity incentive plans approved by the Company’s stockholders;

(ix) adopt or amend any stockholder rights plan, poison pill or similar anti-takeover device;

(x) sell, lease, license or otherwise dispose of any assets outside the ordinary course of business consistent with past practices, except for assets with a purchase price, in the aggregate, of less than $500,000;

Annex I-9

(xi) enter into any contract, agreement or other arrangement that would preclude the Company from making payment in full in cash on each Dividend Payment Date of the dividends contemplated in Section 3 above; or

(xii) authorize, commit or agree (in writing or otherwise) to do anything contained in this clause (b).

(c) Any action to be taken at any annual or special meeting of stockholders by the Holders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holder or Holders having no less than the minimum number of votes that would be required to take such action at a meeting at which all of the shares of Series A Exchangeable Preferred Stock were present and voted. Prompt written notice of the taking of any action by the Holders by less than unanimous written consent shall be given as may be required under applicable law.

6. Redemption Rights.

(a) In the event the Series A Exchangeable Preferred Stock remains outstanding on the date which is the five year anniversary of the Original Issue Date, the Required Holders (being referred to herein as the “Electing Holders”) shall have the right, but not the obligation, to require the Company to redeem (a “Redemption”), from time to time, all or any part of the outstanding shares of Series A Exchangeable Preferred Stock for a per share amount in cash equal to the sum of (i) the greater of (x) the Accreted Value for each share of Series A Exchangeable Preferred Stock outstanding on the date of such Redemption and (y) the fair market value of each such share, as determined by the disinterested members of the Board of Directors acting in good faith plus (ii) an amount equal to any unpaid Accrued Dividends thereon (the “Redemption Price”).

(b) If the Company is unable to redeem any shares of Series A Exchangeable Preferred Stock then to be redeemed because such Redemption would violate the applicable laws of the State of Delaware, then the Company shall redeem those shares of Series A Exchangeable Preferred Stock that it is entitled to redeem pursuant to the laws of the State of Delaware and shall redeem such other shares then subject to Redemption as soon thereafter as redemption would not violate such laws.

(c) In the event of any Redemption of only a part of the then outstanding Series A Exchangeable Preferred Stock then entitled to be redeemed, the Company shall effect such redemption pro rata among the Holders in proportion to the respective amounts which would otherwise be payable in respect to the shares of Series A Exchangeable Preferred Stock held by them upon the date of such Redemption, if all amounts payable on or with respect to said shares were paid in full.

(d) In the case of an election by the Electing Holders to be redeemed pursuant to Section 6(a) above, the Electing Holders shall give the Company written notice of such election at least ninety (90) days prior to the Redemption Date on which the Electing Holders desire to have shares of Series A Exchangeable Preferred Stock so Redeemed (the “Electing Holders Redemption Notice”). Not more than ten (10) days after the receipt of the Electing Holders Redemption Notice, written notice shall be mailed, postage prepaid, to each Holder who has not given an Electing Holders Redemption Notice, at his, her or its post office address last shown on the Register, notifying such Holder of the number of shares to be so redeemed, specifying the Redemption Date and calling upon such Holder to surrender to the Company, in the manner and at the place designated, his, her or its certificate or certificates representing the Series A Exchangeable Preferred Stock to be redeemed (such notice hereinafter referred to as the “Redemption Notice”). On or prior to each Redemption Date, each Holder shall surrender his, her or its certificate or certificates representing such redeemed shares to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the Person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From

Annex I-10

and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the Holders designated for Redemption in the Redemption Notice (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

(e) Except in connection with a Redemption effected pursuant to this Section 6, the Company shall have no right to require the redemption of the shares of Series A Exchangeable Preferred Stock. Nothing herein contained shall prevent or restrict the purchase by the Company, from time to time either at public or private sale, of the whole or any part of the outstanding shares of Series A Exchangeable Preferred Stock at such price or prices as the Company and a Holder may determine, subject to the provisions of applicable law and obtaining any required consents, including the prior written consent of the Required Holders pursuant to Section 5(b) above.

7. [Intentionally Omitted]

8. [Intentionally Omitted]

9. Recapitalization, Reclassification and Changes in Common Stock.  Upon the occurrence of any:

(a) reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

(b) merger or consolidation of the Company with or into another Person (other than a Subsidiary) other than a merger or consolidation in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock;

(c) any statutory share exchange of the Company with another Person; or

(d) sale or other disposition of all or substantially all of the property and assets of the Company (on a consolidated basis) to any other Person (any of the foregoing events in clauses (a) through (d), a “Transaction”); then, without limiting the rights of the Holders in Section 4 herein, the Series A Exchangeable Preferred Stock shall be convertible after the Transaction into the kind and amount of shares of stock or other securities or other property or assets (including cash) that the Holders would have been entitled to receive upon such Transaction had such Series A Exchangeable Preferred Stock been converted into Common Stock immediately prior to such Transaction (in accordance with Annex II, assuming Annex II had been in effect since the Original Issue Date) after giving effect to any adjustment. The provisions of this Section 9 shall apply to successive Transactions. In the event that holders of the Common Stock shall have the opportunity to elect the form of consideration to be received in a Transaction, then the Company shall make adequate provision whereby each Holder shall have a reasonable opportunity to determine the form of consideration into which all of such Holder’s shares of Series A Exchangeable Preferred Stock, shall be convertible from and after the effective date of such Transaction. Such determination shall be (i) subject to any limitations to which all of the holders of Common Stock are subject, including, but not limited to, pro rata reductions applicable to any portion of the consideration payable in such Transaction and (ii) conducted in such a manner as to be completed by the date that is the earlier of (a) the deadline for elections to be made by holders of Common Stock and (b) five (5) Trading Days prior to the anticipated effective date of such Transaction. The Company will not effect (or enter into any agreement providing for) any Transaction unless prior to the consummation thereof the successor Person (if other than the Company) resulting from such Transaction shall assume by written instrument mailed or delivered to the Holders at the last address of each such Holder appearing on the Register, the obligation pursuant to this Section 9. At least twenty (20) days’ prior written notice of the date on which the Transaction will be consummated shall be given to the Holders.

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10. Other Provisions.

(a) Shares of Series A Exchangeable Preferred Stock issued and reacquired shall be prohibited from being reissued as such and will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Delaware law, will have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, except that any issuance or reissuance of shares of Series A Exchangeable Preferred Stock must be in compliance with this Certificate.

(b) The shares of Series A Exchangeable Preferred Stock shall be issuable only in whole shares.

(c) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the date of mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate) with postage prepaid, addressed: (i) if to the Company, to its office at 44 East Industrial Road, Branford, CT 06405, Attention: Chief Executive Officer and Chief Financial Officer, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the Register, or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

(d) If at any time the Company is required to make any payment to a Holder pursuant to this Certificate, the Company does not have sufficient funds legally available to make such payment, the Company shall make as much of such required payment as possible, ratably to each Holder in proportion to the number of shares of Series A Exchangeable Preferred Stock held by such Holder, and shall thereafter from time to time, as soon as it shall have funds available therefor, make payment of as much of the remaining amount of such required payment as it legally may until it has made such payment in its entirety. For the avoidance of doubt, such partial payments shall not reduce or waive the rights of the Holders hereunder.

(e) The words “hereby”, “herein”, “hereof”, “hereunder” and words of similar import refer to this Certificate as a whole and not merely to the specific section, paragraph or clause in which such word appears. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The definitions given for terms in Section 2 and elsewhere in this Certificate shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(f) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Series A Exchangeable Preferred Stock owned by a Holder and (in the case of loss, theft or destruction) of an unsecured indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of securities evidenced by such certificate which remains outstanding.

(g) Any of the rights of the Holders set forth herein (including, without limitation, any rights to notices, adjustments or otherwise) may be waived by (i) any Holder with respect to such Holder, provided that such waiver is in writing and executed by such Holder, and (ii) the written consent of the Required Holders with respect to all Holders, and such waiver shall be binding on all Holders. Notwithstanding the foregoing, the Required Holders shall not amend the foregoing proviso without the consent of each Holder affected thereby.

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Annex II

ADDITIONAL TERMS
OF
SERIES A EXCHANGEABLE PREFERRED STOCK
OF
CAS MEDICAL SYSTEMS, INC.

2. Definitions.  As used herein, the following terms shall have the following meanings:

(a) “Accretion Rate” has the meaning set forth in Section 3(a).

(b) “Accreted Value” has the meaning set forth in Section 3(a).

(c) “Accrued Dividends” means, with respect to any share of Series A Exchangeable Preferred Stock, as of any date, without duplication of any dividends included within Accreted Value, the accrued and unpaid dividends on such share through and including such date (whether or not declared).

(d) “Acquiring Person” shall mean any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) (other than any Person who is a member of the TMP Investor Group).

(e) “A/D Rate” means the Accretion Rate or the Dividend Rate, as applicable, at the time of the Special Triggering Event.

(f) “Affiliate” shall mean any Person, directly or indirectly, controlling, controlled by or under common control with such Person.

(g) “Applicable Issuance Date” means the date of the issuance of the applicable shares of Series A Exchangeable Preferred Stock (which may be issued from time to time on one or more days).

(h) “Applicable Terms” means any of the following defined terms herein: (a) Accretion Rate; (b) Accreted Value; (c) A/D Rate; (d) Conversion Price; (e) Dividend Rate; or (f) Stated Value.

(i) “Approved Markets” shall mean the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, NYSE Amex, or the NYSE.

(j) “Authorized Preferred Stock” has the meaning set forth in the recitals.

(k) “Board of Directors” means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

(l) “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(m) “Capital Stock” of any Person means any and all securities (including equity-linked securities), interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preference Stock.

(n) “Certificate” means this Certificate of Designation with respect to the Series A Exchangeable Preferred Stock, as amended from time to time.

(o) “Certificate of Incorporation” has the meaning set forth in the recitals.

Annex II-1

(p) “Change of Control” means the consummation of any transaction or series of related transactions (i) involving any purchase or acquisition (whether by way of merger, share exchange, consolidation, business combination or similar transaction or otherwise) by any Acquiring Person, of any of securities representing a majority of the outstanding voting power of the Company entitled to elect the Board of Directors, (ii) involving any sale, lease, exchange, transfer, exclusive license or disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken together as a whole, to an Acquiring Person, (iii) involving any merger, consolidation or business combination in which the holders of voting securities of the Company immediately prior to the transaction, as a group, do not hold securities representing a majority of the outstanding voting power entitled to elect the board of directors of the surviving entity in such merger, consolidation or business combination, or (iv) following which a majority of the members of the Board of Directors do not constitute Continuing Directors; provided that in each case such transaction or transactions are approved by the Board of Directors.

(q) “Closing Price” shall mean, with respect to the Common Stock (or other relevant Capital Stock) on any date of determination, the most recent consolidated closing bid price or, if no such closing bid price is reported, the last reported bid price of the shares of the Common Stock (or other relevant Capital Stock) on the relevant Approved Market on such date. If the Common Stock (or other relevant Capital Stock) is not traded on an Approved Market on any date of determination, the Closing Price of the Common Stock (or other relevant Capital Stock) on such date of determination means the closing bid price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant Capital Stock) is so listed or quoted, or, if no closing bid price is reported, the last reported bid price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant Capital Stock) is so listed or quoted, or if the Common Stock (or other relevant Capital Stock) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant Capital Stock) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant Capital Stock) on that date as determined in good faith by the Board of Directors.

(r) “Common Stock” means the common stock, par value $0.004 per share, of the Company, or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination or merger, reclassification, consolidation or similar transaction in which the Company is a constituent corporation.

(s) “Company” has the meaning set forth in the recitals.

(t) “Continuing Director” means (a) any member of the Board of Directors who was a director of the Company on the Original Issue Date, and (b) any individual who becomes a member of the Board of Directors after the Original Issue Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office on the Original Issue Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of the Company and whose initial assumption of office resulted from such contest or the settlement thereof.

(u) “Conversion Conditions” means the shares of Common Stock are listed on an Approved Market and trade with a Closing Price of at least 250% of the Conversion Price then in effect for a period of 20 Trading Days out of 30 consecutive Trading Days on average trading volume of not less than 50,000 shares per day over the subject 30-day trading period (as adjusted ratably for stock splits, reclassifications and other like kind events affecting the Common Stock).

(v) “Conversion Date” has the meaning set forth in Section 7(a)(iv).

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(w) “Conversion Price” means the Conversion Price of the Series A Preferred as of the date of the Stockholder Approval (as defined in Annex I), subject to adjustment as set forth herein.

(x) “Conversion Right” has the meaning set forth in Section 7(a)(i).

(y) “Conversion Right Notice” has the meaning set forth in Section 7(a)(ii).

(z) “Convertible Securities” means debt securities or shares of Capital Stock, in each case convertible into or exchangeable, directly or indirectly, for Common Stock.

(aa) “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the twenty (20) consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 8.

(bb) “DGCL” has the meaning set forth in the recitals.

(cc) “Dividend Deferral Election” has the meaning set forth in Section 3(a).

(dd) “Dividend Equivalent Amount” has the meaning set forth in Section 3(d).

(ee) “Dividend Payment Date” means March 31, June 30, September 30 and December 31 of each year.

(ff) “Dividend Rate” has the meaning set forth in Section 3(a).

(gg) “Dividend Record Date” means, with respect to any dividend payable on a Dividend Payment Date, the preceding March 15, June 15, September 15 and December 15 and, with respect to any dividend payable on any other date, such date as may be determined by the Board of Directors.

(hh) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(ii) “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 8.

(jj) “GAAP” means United States generally accepted accounting principles.

(kk) “Holder” means a holder of record of outstanding shares of the Series A Exchangeable Preferred Stock.

(ll) “Indebtedness” means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even

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though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above. For the purposes of this definition, “Contingent Obligation” mean, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(mm) “Investment Agreement” means that certain Investment Agreement, dated June 8, 2011, by and among the Company and the purchasers named therein, as the same may be amended from time to time.

(nn) “Junior Stock” means all classes of Common Stock and each other class of Capital Stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series A Exchangeable Preferred Stock as to dividend rights and/or rights upon a Liquidation or Change of Control.

(oo) “Junior Stock Event” has the meaning set forth in Section 3(d).

(pp) “Liquidation” means the voluntary or involuntary liquidation, dissolution or winding-up of the Company other than a Change of Control.

(qq) “Liquidation Event” has the meaning set forth in Section 4(a).

(rr) “Liquidation Preference” has the meaning set forth in Section 4(a).

(ss) “Mandatory Conversion” has the meaning set forth in Section 7(b)(i).

(tt) “Mandatory Conversion Time” has the meaning set forth in Section 7(b)(i).

(uu) “NYSE” means the New York Stock Exchange, Inc.

(vv) “Option” means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(ww) “Original Issue Date” means June 9, 2011.

(xx) “Parity Stock” means the Series A Preferred Stock and any class of Capital Stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on parity with the Series A Exchangeable Preferred Stock as to dividend rights and/or rights upon a Liquidation or Change of Control.

(yy) “Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, other entity or government or any agency or political subdivision thereof.

(zz) “Preference Stock” means, as applied to the Capital Stock of any Person, Capital Stock of any series, class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person or change of control (defined by analogy to the definition of Change of Control herein) of such Person, over shares of Capital Stock of any other series or class of such Person.

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(aaa) “Record Date” means the applicable record date as determined in accordance with Section 213 of the DGCL.

(bbb) “Register” has the meaning set forth in Section 3(a).

(ccc) “Registration Rights Agreement” means that certain Registration Rights Agreement, dated June 9, 2011, between the Company and the signatories thereto, as the same may be amended from time to time.

(ddd) “Required Holders” means as of any date the Holders of more than 50% of the then-outstanding shares of Series A Exchangeable Preferred Stock, voting together as a single class.

(eee) “Senior Stock” means each class of Capital Stock or series of preferred stock established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Series A Exchangeable Preferred Stock as to dividend rights and/or rights upon a Liquidation or Change of Control.

(fff) “Series A Preferred Stock” means the Series A Preferred Stock, par value $0.001 per share, of the Company.

(ggg) “Series A Preferred Certificate of Designation” means the Certificate of Designation for the Series A Preferred Stock.

(hhh) “Series A Exchangeable Preferred Stock” has the meaning set forth in Section 1(a).

(iii) “Special Triggering Event” means any of the following events:

(i) the failure of the Company to pay when due any amounts owed on the shares of Series A Exchangeable Preferred Stock to the Holders;

(ii) a failure by the Company to deliver any cash and shares of Common Stock, when such cash and shares of Common Stock, if any, are required to be delivered upon conversion of the Series A Exchangeable Preferred Stock pursuant to the terms set forth herein, where the Company does not remedy such default within five (5) days after the date such cash and shares of Common Stock, if any, are required to be delivered;

(iii) a material violation by the Company of any covenant or agreement set forth in the Investment Agreement, where the Company does not cure such violation within thirty (30) days after the receipt of written notice of such breach from one or more of the Holders party to the Investment Agreement who are actually adversely affected by such breach;

(iv) a material violation by the Company of any term of or condition set forth in this Certificate, where the Company does not cure such violation within thirty (30) days after the receipt of written notice of such breach from one or more of the Holders who are actually adversely affected by such breach;

(v) a material and willful violation by the Company of any term of or condition set forth in the Registration Rights Agreement, where the Company does not cure such violation within thirty (30) days after the receipt of written notice of such breach from one or more of the Holders party to the Registration Rights Agreement who are actually adversely affected by such breach; or

(vi) the failure of any of the TMP Purchaser Designees (as defined in the Investment Agreement) to be elected or appointed to the Board of Directors in accordance with the terms set forth in the Investment Agreement.

(jjj) “Stated Value” means $100.00 per share of Series A Exchangeable Preferred Stock.

(kkk) “Subsidiary” means a partnership, joint-stock company, corporation, limited liability company, trust, unincorporated organization or other entity of which a Person owns, directly or

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indirectly, more than 50% of the stock or other interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such entity.

(lll) “Trading Day” means a day during which the trading of securities generally occurs on the Approved Market on which the Common Stock is then listed or, if the Common Stock is not listed on an Approved Market, the NYSE.

(mmm) “Transaction” has the meaning set forth in Section 9(d).

(nnn) “Transfer Agent” means the Company or any duly appointed transfer agent, registrar and conversion and dividend disbursing agent for the Series A Exchangeable Preferred Stock as may be appointed by the Company from time to time.

(ooo) “TMP Investor Group” means Thomas, McNerney & Partners II, L.P., TMP Nominee II LLC and TMP Associates II, L.P. and any of their respective Affiliates other than any of their Affiliates that is a “portfolio company” (as such term is customarily used among private equity investors).

3. Accretion; Dividends.

(a) From and after the Applicable Issuance Date, the Stated Value of each share of Series A Exchangeable Preferred Stock shall accrete at an annual rate of seven percent (7%) (the ‘‘Accretion Rate”), compounded quarterly, beginning on the three-month period ending June 30, 2011 (the Stated Value as it has accreted as of any date, the “Accreted Value”, subject to appropriate adjustment in the event of any stock dividend, stock split, stock distribution or combination, consolidation, subdivision, reclassification or other corporate actions having the similar effect with respect to the Series A Exchangeable Preferred Stock); provided, however, if (i) from and after the Original Issue Date until and including the third anniversary of the Original Issue Date, the Company receives a written consent from the Required Holders (which consent must be irrevocable and delivered (x) prior to June 15, 2011 with respect to the quarters ending June 30, 2011 through June 30, 2012, (y) prior to June 15, 2012 with respect to the four quarters ending September 30, 2012 through June 30, 2013 and (z) prior to June 15, 2013 with respect to the four quarters ending September 30, 2013 through June 30, 2014) electing cash dividends for any specified period prior to the third anniversary of the Original Issue Date, or (ii) at any time from and after the third anniversary of the Original Issue Date, the Company delivers a written notice to the Holders electing cash dividends for any specified period (provided the Company has funds legally available to pay such cash dividend), the Holders shall be entitled to receive on each Dividend Payment Date, in lieu of the accretion described above for the three-month period ending on such Dividend Payment Date, cash dividends on each share of Series A Exchangeable Preferred Stock, at a rate per annum equal to seven percent (7%) of the Accreted Value as of the Dividend Payment Date (the “Dividend Rate”), and the Board of Directors shall declare such cash dividends out of funds legally available for that purpose; provided, however, with respect to clause (i), to the extent the Company does not have funds legally available to pay such cash dividend or with the prior approval of the Required Holders, the Company may elect not to pay a cash dividend due on any Dividend Payment Date (a “Dividend Deferral Election”) and if such an election is made, the cash dividend that would have been payable on such Dividend Payment Date shall continue to accrue, and shall compound quarterly at the Dividend Rate until the accrued value of such dividend is paid, whether or not in any fiscal year there shall be net profits or surplus legally available for the payment of dividends in such fiscal year, so that if in any fiscal year or years, dividends in whole or in part are not paid upon the Series A Exchangeable Preferred Stock, unpaid dividends shall accumulate and accrue at the Dividend Rate, compounded quarterly. Unless there is a Dividend Deferral Election, any dividends due shall be payable quarterly in arrears on each Dividend Payment Date; provided, that if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day. Each dividend shall be payable to the Holders as they appear on the securities register maintained in respect of the Series A Exchangeable Preferred Stock by the Company (the “Register”) at the close of business on the corresponding Dividend Record Date; provided, however, if there is a Dividend Deferral Election, the dividend that would have otherwise been payable on the Dividend

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Record Date applicable to the Dividend Deferral Election shall be payable to the Holders as they appear on the Register at the time such dividend is paid. Subject to the foregoing and the availability of lawful funds, the Board of Directors may declare any dividends subject to a Dividend Deferral Election at any time and the payment date of such funds shall be as determined by the Board of Directors. All dividends paid with respect to shares of Series A Exchangeable Preferred Stock shall be paid pro rata to the Holders entitled thereto. The amount of dividends payable for any other period shorter or longer than a full dividend period, shall be computed on the basis of twelve 30-day months and a 360-day year. Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward).

(b) Upon a Special Triggering Event, the then applicable A/D Rate shall automatically be increased by an additional five percent (5%) per annum, compounded quarterly, from and including the date on which any such Special Triggering Event shall occur through but excluding the date on which the Special Triggering Event shall have been cured or waived in writing by the Required Holders.

(c) No dividend will be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Series A Exchangeable Preferred Stock or Parity Stock with respect to any dividend period unless all dividends due for all preceding dividend periods have been declared and paid, or declared and, if such dividends are to be paid in cash, a sum of cash sufficient for the payment thereof is set apart for the payment of such dividend, upon all outstanding shares of Series A Exchangeable Preferred Stock and Parity Stock. Notwithstanding the foregoing, if full cumulative dividends have not been paid on the Series A Exchangeable Preferred Stock and all Parity Stock, all dividends declared and paid on the Series A Exchangeable Preferred Stock and such Parity Stock shall be declared and paid pro rata so that the amounts of dividends declared and paid per share on the Series A Exchangeable Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series A Exchangeable Preferred Stock and such Parity Stock bear to each other.

(d) No dividends or other distributions (other than cash paid in lieu of fractional shares or dividends on Common Stock payable in Common Stock) may be declared, made or paid, or set apart for payment upon, any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Junior Stock) by or on behalf of the Company or any of its Subsidiaries, unless (i) all Accrued Dividends shall have been or contemporaneously are declared and paid in cash, or are declared and a sum of cash sufficient for the payment thereof is set apart for such payment or are added to Accreted Value at the request of the Holders, on the Series A Exchangeable Preferred Stock and all Parity Stock for all dividend periods terminating on or prior to the Record Date of such declaration, payment, redemption, purchase or acquisition, (ii) the Holders receive an equivalent dividend or distribution of the amount of such dividend or distribution that would be payable to such Holders if such shares of Series A Exchangeable Preferred Stock had been converted into Common Stock immediately prior to the Record Date for such dividend or distribution (such amount per share of Series A Exchangeable Preferred Stock, the “Dividend Equivalent Amount”) and (iii) the Company obtains the consent required pursuant to Section 5(b) herein (such declaration or distribution made in accordance with clauses (i) through (iii)), a “Junior Stock Event”). The restrictions set forth in this Section 3(d) shall not apply to the purchase or other acquisition of Junior Stock (A) pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options or (B) which purchase or acquisition has received the prior written consent of the Required Holders.

4. Liquidation; Change of Control.

(a) In the event of any Liquidation (a “Liquidation Event”), the Holders shall be entitled to be paid out of the assets and funds of the Company available for distribution to its stockholders an

Annex II-7

amount in cash per each share of Series A Exchangeable Preferred Stock equal to the greater of (A) 100% of the Accreted Value for each share of Series A Exchangeable Preferred Stock outstanding on the date of such Liquidation Event, plus an amount equal to all Accrued Dividends thereon to the date of the Liquidation Event or (B) the amount to which such Holders would be entitled to receive had such Holders, immediately prior to the Liquidation Event, converted such shares of Series A Exchangeable Preferred Stock into shares of Common Stock (determined in accordance with Section 7(a)(i)), in either case before any payment shall be made or any assets distributed to the holders of any of the Junior Stock (such greater cash amount being referred to as the “Liquidation Preference”). Without limiting any rights and remedies of the Holders, if upon any such Liquidation Event, the remaining assets and funds of the Company available for distribution to its stockholders after payment in full of amounts required to be paid or distributed to holders of Senior Stock are not sufficient to pay in full the liquidation payments payable to the Holders and holders of outstanding shares of any Parity Stock, then the holders of all such shares of Parity Stock shall share ratably in such distribution of the remaining assets and funds of the Company in accordance with the amount which would otherwise be payable on such distribution if the amounts to which the Holders and the holders of outstanding shares of such Parity Stock are entitled were paid in full.

(b) Unless waived in writing by the Required Holders, in the event of a Change of Control, each Holder shall have the right, at such Holder’s election, to either (i) only to the extent then convertible in accordance with Section 7(a)(i), convert each share of Series A Exchangeable Preferred Stock and receive the amount to which such Holder is entitled to receive upon conversion of such shares of Series A Exchangeable Preferred Stock into Common Stock or (ii) within sixty (60) days of such Change of Control, or later if the Holders did not receive notice of such Change of Control, require the Company to redeem (subject to the availability of lawful funds), in whole or in part, each share of Series A Exchangeable Preferred Stock held by such Holder for an amount in cash equal to the Liquidation Preference. Unless waived in writing by the Required Holders, the Corporation shall not have the power to effect a Change of Control unless the agreement for such transaction provides that the consideration payable to the stockholders of the Corporation in such transaction shall be allocated among the holders of capital stock of the Corporation in accordance with this Section 4(b). In connection with a redemption permitted above, each Holder shall surrender his, her or its certificate or certificates representing such redeemed shares to the Company, in the manner and at the place designated in written notice mailed by the Company, postage prepaid, to each Holder, at his, her or its post office address last shown on the Register (which notice shall be given at least ten (10) days prior to such Change of Control or such shorter period as may be agreed in writing by the Required Holders), and thereupon the Liquidation Preference of such shares shall be payable to the order of the Person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after the date of redemption, unless there shall have been a default in payment of the Liquidation Preference, all rights of the Holder whose shares have been redeemed (except the right to receive the Liquidation Preference) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

(c) Without limiting any other rights and remedies of the Holders, if upon any such Change of Control, the remaining assets and funds of the Company available for distribution to its stockholders after payment in full of amounts required to be paid or distributed to holders of Senior Stock are not sufficient to pay in full amounts payable to the Holders and holders of outstanding shares of any Parity Stock, then the holders of all such shares shall share ratably in such distribution of the remaining assets and funds of the Company in accordance with the amount which would otherwise be payable on such distribution if the amounts to which the Holders and the holders of outstanding shares of such Parity Stock are entitled were paid in full.

(d) Unless waived in writing by the Required Holders, written notice of any Liquidation Event or Change of Control, stating a payment date and the place where the distributable amounts shall be

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payable, shall be given no less than ten (10) days prior to the payment date stated therein, to the Holders at their respective addresses as the same shall appear on the Register.

(e) The amount deemed paid or distributed to the holders of Common Stock upon any Liquidation or Change of Control shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Company or the acquiring Person. The value of such property, rights or securities shall be determined in good faith by the Board of Directors.

5. Voting Rights.

In addition to any voting rights provided by law, the Holders shall be entitled to the following voting rights:

(a) Each share of Series A Exchangeable Preferred Stock shall entitle the Holder thereof to vote together with the holders of Common Stock as a single class on all matters submitted for the approval of the holders of Common Stock. For purposes of this Section 5(a), each Holder shall be entitled to the number of votes equal to the number of shares of Common Stock that would be held by such Holders assuming the conversion of all outstanding shares of Series A Exchangeable Preferred Stock held by such Holder into shares of Common Stock at the Conversion Price on the Original Issue Date (subject to any adjustments pursuant only to Section 8(a)(i) and 8(a)(ii) below) on the Record Date for the determination of the stockholders entitled to vote on such matters.

(b) If at any time following the Original Issue Date at least fifty percent (50%) of the aggregate number of shares of Series A Exchangeable Preferred Stock issued on and after the Original Issue Date are outstanding, in addition to any other vote or consent of the stockholders required by law or by the Certificate of Incorporation, including any Certificate of Designation, bylaws of the Company or this Certificate, the Company shall not, and shall not permit its Subsidiaries to (in each case, whether by merger, consolidation, reorganization, operation of law or otherwise), without the prior written consent of the Required Holders:

(i) amend, alter, waive or repeal any provision of its Certificate of Incorporation, including any certificate of designation, or bylaws or this Certificate in any manner that would adversely affect the rights, powers, preferences or privileges (economic or otherwise) of the Series A Exchangeable Preferred Stock or Series A Preferred Stock, increase the authorized number of shares of the Series A Exchangeable Preferred Stock or Series A Preferred Stock, or split, reverse split, subdivide, reclassify, combine or take other corporate actions having a similar effect with respect to the Series A Exchangeable Preferred Stock or Series A Preferred Stock;

(ii) except as required pursuant to the terms of the Investment Agreement or the Series A Preferred Certificate of Designation, issue any shares of Series A Exchangeable Preferred Stock or Series A Preferred Stock; (iii) offer, sell or issue any equity or equity-linked securities constituting Senior Stock or Parity Stock;

(iv) increase or decrease the size of the Board of Directors;

(v) incur Indebtedness (other than Indebtedness that, when aggregated with all other Indebtedness incurred since the Original Issue Date and then outstanding, is less than $4,000,000 when so aggregated);

(vi) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any equity or equity-linked securities constituting Junior Stock or Parity Stock, other than the purchase or other acquisition of Junior Stock pursuant to any bona fide employee or director incentive or benefit plan or arrangement of the Company or any Subsidiary heretofore or hereafter adopted by the Board of Directors or the cashless exercise of Options;

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(vii) distribute (by means of a dividend or otherwise) assets (including property or cash) to its stockholders (other than shares of Common Stock or cash as required to pay dividends on the Series A Exchangeable Preferred Stock pursuant to Section 3 or on the Series A Preferred Stock pursuant to the Series A Preferred Certificate of Designation (excluding dividends payable pursuant to Section 3(d)(ii) which shall require consent pursuant to this Section 5(b)(vii)));

(viii) enter into any transaction with any of its officers, directors or Affiliates (or any directors, managers, officers or employees of any such Affiliate), other than (x) employment arrangements entered into in the ordinary course of business consistent with past practices providing for annual base compensation and benefits not exceeding $200,000 in the aggregate, unless unanimously approved by the Compensation Committee of the Board of Directors and (y) grants pursuant to equity incentive plans approved by the Company’s stockholders;

(ix) adopt or amend any stockholder rights plan, poison pill or similar anti-takeover device;

(x) sell, lease, license or otherwise dispose of any assets outside the ordinary course of business consistent with past practices, except for assets with a purchase price, in the aggregate, of less than $500,000;

(xi) enter into any contract, agreement or other arrangement that would preclude the Company from making payment in full in cash on each Dividend Payment Date of the dividends contemplated in Section 3 above; or

(xii) authorize, commit or agree (in writing or otherwise) to do anything contained in this clause (b).

(c) Any action to be taken at any annual or special meeting of stockholders by the Holders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the Holder or Holders having no less than the minimum number of votes that would be required to take such action at a meeting at which all of the shares of Series A Exchangeable Preferred Stock were present and voted. Prompt written notice of the taking of any action by the Holders by less than unanimous written consent shall be given as may be required under applicable law.

6. Redemption.  The Company shall have no right to require the redemption of the shares of Series A Exchangeable Preferred Stock. Nothing herein contained shall prevent or restrict the purchase by the Company, from time to time either at public or private sale, of the whole or any part of the outstanding shares of Series A Exchangeable Preferred Stock at such price or prices as the Company and a Holder may determine, subject to the provisions of applicable law and obtaining any required consents, including the prior written consent of the Required Holders pursuant to Section 5(b) above.

7. Conversion.

(a) Conversion Right.

(i) Each Holder shall have the right, at such Holder’s option, exercisable at any time and from time to time to convert all or any portion of such Holder’s shares of Series A Exchangeable Preferred Stock, subject to the terms and provisions of this Section 7 (the “Conversion Right”). Upon a Holder’s election to exercise the Conversion Right, the shares of Series A Exchangeable Preferred Stock for which the Conversion Right is exercised shall be converted into such whole number of shares of Common Stock equal to the product of the number of shares of Series A Exchangeable Preferred Stock being so converted multiplied by the quotient of (A) the per share Accreted Value as of the Conversion Date (taking into account any differing Applicable Issuance Dates) divided by (B) the Conversion Price then in effect. In addition, upon a Holder’s election to exercise the Conversion Right, the shares of Series A Exchangeable Preferred Stock for which the Conversion Right is

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exercised shall be entitled to receive (at the election of the Company) either (1) an amount in cash equal to all unpaid Accrued Dividends thereon through the Conversion Date or (2) a number of shares of Common Stock equal to the quotient obtained by dividing (x) an amount equal to all unpaid Accrued Dividends thereon through the Conversion Date by (y) the Closing Price of the Common Stock on the Conversion Date; provided, however, the Company shall elect clause (2) above to the extent that sufficient lawful funds are not available to pay the amounts required by clause (1) above.

(ii) The Conversion Right of a Holder shall be exercised by the Holder by the surrender to the Company prior to 4:00 p.m. Eastern Time on the Conversion Date of the certificates representing shares of Series A Exchangeable Preferred Stock to be converted at the Company’s principal place of business or the offices of the Transfer Agent, if applicable, accompanied by written notice to the Company that the Holder elects to convert all or a portion of the shares of Series A Exchangeable Preferred Stock represented by such certificate (a “Conversion Right Notice”) and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company or the Transfer Agent duly executed by the Holder or its legal representative.

(iii) As promptly as practicable after the surrender of the certificate or certificates for Series A Exchangeable Preferred Stock as aforesaid and the receipt of the Conversion Right Notice and in no event later than three (3) Trading Days thereafter, the Company shall issue and shall deliver or cause to be issued and delivered to such Holder, or to such other Person on such Holder’s written order (A) one or more certificates representing the number of validly issued, fully paid and non-assessable whole shares of Common Stock to which the Holder, or the Holder’s transferee, shall be entitled, (B) if less than the full number of shares of Series A Exchangeable Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Series A Exchangeable Preferred Stock evidenced by the surrendered certificate or certificates, less the number of shares being converted, (C) cash for any payment of Accrued Dividends through the Conversion Date if the Company elects to pay such dividends in cash pursuant to Section 7(a)(i) and (D) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(d)(i).

(iv) Each conversion pursuant to Section 7(a)(i) shall be deemed to have been made at 3:59 p.m. Eastern Time on the date of the later to occur of giving the Conversion Right Notice and of surrendering the certificate or certificates representing the Series A Exchangeable Preferred Stock to be converted (the “Conversion Date”) so that the rights of the Holder thereof as to the Series A Exchangeable Preferred Stock being converted shall cease except for the right to receive the Common Stock (and cash dividends, if elected by the Company, and cash in lieu of fractional shares) payable under Section 7(a), and the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

(b) Mandatory Conversion.

(i) Upon either (x) the date and time, or the occurrence of an event, specified by vote or written consent of the Required Holders or (y) at any time following the third anniversary of the Original Issue Date when the Conversion Conditions are satisfied, the written notice of the Company (a “Mandatory Conversion”) (the time of such occurrence or event, or the date and time specified in such notice, or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”) each outstanding share of Series A Exchangeable Preferred Stock shall automatically be converted into the number of shares of Common Stock equal to such whole number of shares of Common Stock equal to the product of the number of shares of Series A Exchangeable Preferred Stock being so converted multiplied by the quotient of (A) the per share Accreted Value as of the Conversion Date (taking into account any differing Applicable Issuance Dates) divided by (B) the Conversion Price then in effect. In addition, upon a Mandatory Conversion, the shares of Series A Exchangeable Preferred Stock shall be entitled to receive (at the election of the

Annex II-11

Company) either (1) an amount in cash equal to all unpaid Accrued Dividends thereon through the Mandatory Conversion Time or (2) a number of shares of Common Stock equal to the quotient obtained by dividing (x) an amount equal to all unpaid Accrued Dividends thereon through the Mandatory Conversion Time by (y) the Closing Price of the Common Stock on the date of the Mandatory Conversion Time; provided, however, the Company shall elect clause (2) above to the extent that sufficient lawful funds are not available to pay the amounts required by clause (1) above.

(ii) All Holders shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series A Exchangeable Preferred Stock pursuant to this Section 7(b). Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Promptly following receipt of such notice, each Holder shall surrender his, her or its certificate or certificates for all such shares (or, if such Holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate which agreement shall not require the posting of a bond) to the Company at the place designated in such notice. If so required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Series A Exchangeable Preferred Stock converted pursuant to Section 7(b), including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the Holder or Holders to surrender the certificates at or prior to such time), except only the rights of the Holders, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Section 7(b)(ii). As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series A Exchangeable Preferred Stock, the Company shall issue and deliver to such Holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, together with (A) cash for any payment of Accrued Dividends through the Conversion Date if the Company elects to pay such dividends in cash pursuant to Section 7(b)(i) and (B) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 7(d)(i).

(c) [Intentionally omitted]

(d) Miscellaneous.

(i) No fractional shares of Common Stock shall be issued upon the conversion of any shares of Series A Exchangeable Preferred Stock. If the conversion of any share or shares of Series A Exchangeable Preferred Stock results in a fractional share of Common Stock issuable, the Company shall pay a cash amount in lieu of issuing such fractional share in an amount equal to such fractional interest multiplied by the Closing Price on the Conversion Date or date of the Mandatory Conversion Time, as applicable.

(ii) Except as otherwise provided for herein, a Holder shall not be entitled to any rights of a holder of shares of Common Stock until such Holder has converted such Holder’s Series A Exchangeable Preferred Stock, and only to the extent the shares of Series A Exchangeable Preferred Stock are deemed to have been converted into shares of Common Stock in accordance with the provisions of this Section 7.

(iii) The Company shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock equal to 100% of the number of shares of Common Stock issuable upon conversion of all outstanding shares of Series A Exchangeable Preferred Stock. The Company shall take all action permitted by law to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such

Annex II-12

reservation or to permit the conversion of all outstanding shares of Series A Exchangeable Preferred Stock. The Company covenants that all Common Stock that may be issued upon conversion of Series A Exchangeable Preferred Stock shall upon issuance be duly authorized, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances. The Company further covenants that, if at any time the Common Stock shall be listed on an Approved Market, the Company will, if permitted by the rules of such Approved Market, cause to be listed or quoted on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Series A Exchangeable Preferred Stock.

(iv) If a Conversion Date or Mandatory Conversion Time is on or after a Dividend Record Date but on or prior to the related Dividend Payment Date, then Accrued Dividends will be payable to Holders in the manner set forth above in Sections 7(a)(i) and 7(b)(i) with respect to the exercise of a Conversion Right or Mandatory Conversion, as applicable, concurrent with delivery by the Company of the shares of Common Stock issuable upon such conversion.

(v) The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series A Exchangeable Preferred Stock pursuant to this Section 7 shall be made without charge to the converting Holder for such certificates or for any stamp or similar tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares converted, subject to applicable law.

8. Adjustment of Conversion Price.

(a) Irrespective of whether any shares of Series A Exchangeable Preferred Stock are outstanding at the time in question, from and after the Original Issue Date, the Conversion Price shall be adjusted from time to time (without duplication) by the Company as follows:

(i) Stock Dividends and Distributions.  If the Company pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0 OS1

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1	=	the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.

(ii) Subdivisions, Splits and Combination of the Common Stock.  If the Company subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately

Annex II-13

prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS0 OS1

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1	=	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

(iii) Issuance of Stock Purchase Rights.  If the Company issues or distributes to all or substantially all holders of the shares of Common Stock Options (other than Options issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans approved by the Board of Directors) entitling them to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such Options, then the Conversion Price in effect immediately prior to the Ex-Date for such issuance or distribution will be multiplied by the following fraction:

OS0 + Y OS0 + X

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X	=	the total number of shares of Common Stock issuable pursuant to such Options.

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such Options divided by the Current Market Price on the date fixed for the determination of stockholders entitled to receive such Options.

For the purposes of this clause (iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. In the event that such Options described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue or distribute such Options, to the Conversion Price that would then be in effect if such issuance or distribution had not been declared. To the extent that such Options are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such Options upon the exercise of such Options, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance or distribution of such Options been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors).

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(iv) Debt or Asset Distributions.  If the Company distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, Capital Stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) above, any Options referred to in clause (iii) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Company or any of its Subsidiaries, and any dividend of Capital Stock of or relating to a Subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 − FMV SP0

Where,

SP0	=	the Current Market Price per share of Common Stock on such date.

FMV	=	the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors, provided that, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which such distribution is made to holders of Common Stock, for each share of Series A Exchangeable Preferred Stock, the amount of such distribution such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Conversion Price on the Ex-Date for such distribution.

In a “spin-off”, where the Company makes a distribution to all holders of shares of Common Stock consisting of Capital Stock of any class or series, or similar equity interests of, or relating to, a Subsidiary or other business unit, the Conversion Price will be adjusted on the fifteenth Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such fifteenth Trading Day by the following fraction:

MP0 MP0 + MP5

Where,

MP0	=	the average of the Closing Prices of the Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.

MP5	=	the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors.

In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

(v) Cash Dividends or Distributions.  If the Company makes a dividend or distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash that is paid as a dividend or distributed in a Transaction or as part of a “spin-off” referred to in clause (iv) above, (b) any dividend or distribution in connection with Liquidation, (c) any

Annex II-15

consideration payable in connection with a tender or exchange offer made by the Company or any of its Subsidiaries, and (d) a Junior Stock Event, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 − DIV SP0

Where,

SP0	=	the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

DIV	=	the amount per share of Common Stock of the cash dividend or distribution, as determined pursuant to the introduction to this paragraph (v).

In the event that any dividend or distribution described in this clause (v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such dividend or distribution, to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

Notwithstanding the foregoing, if “DIV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Series A Exchangeable Preferred Stock, the amount of cash such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Conversion Price on the Ex-Date for such dividend or distribution.

(vi) Self Tender Offers and Exchange Offers.  If the Company or any of its Subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

OS0 x SP0 AC + (SP0 x OS1)

Where,

SP0	=	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0	=	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1	=	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer.

AC	=	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

In the event that the Company, or one of its Subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company, or such Subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.

Annex II-16

(vii) Rights Plans.  To the extent that the Company has a rights plan in effect with respect to the Common Stock upon conversion of any shares of the Series A Exchangeable Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the conversion date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Company had made a distribution to all holders of the Common Stock as described in clause (iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(viii) Issuances Below the Conversion Price.  If, at any time on or before the date that is three years after the Original Issue Date, the Company issues, or agrees to issue or sell, any Common Stock or Convertible Securities for consideration per share less than the Conversion Price, then the Conversion Price in effect immediately prior to each such issuance will immediately be reduced to the price determined by multiplying the Conversion Price in effect immediately prior to such issuance by the following fraction:

OS0 + (AC/SP) OS1

Where,

OS0	=	the number of shares of Common Stock outstanding immediately prior to such issuance.

AC	=	the aggregate consideration paid or payable for such shares of Common Stock or Convertible Securities.

SP	=	the Conversion Price.

OS1	=	the sum of the number of shares of Common Stock outstanding immediately after such issuance.

This adjustment shall become effective immediately after such issuance.

(b) The Company may, in its sole discretion, make such decreases in the Conversion Price, in addition to any other decreases required by this Section 8, if the Board of Directors, with the consent of at least one TMP Purchaser Designee (as defined in the Investment Agreement) if at least one TMP Purchaser Designee is then serving on the Board of Directors, deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

(c) (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on any Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii) The Conversion Price shall not be adjusted:

(1) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan, provided such plan was approved by the Board of Directors;

(2) upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit agreement, plan or program of, or assumed by, the Company or any of its Subsidiaries, provided such issuance was approved by the Board of Directors;

Annex II-17

(3) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the Original Issue Date and not substantially amended thereafter;

(4) upon the issuance of securities pursuant to any merger, joint venture, partnership, share exchange, business combination or similar transaction or any other direct or indirect acquisition by the Company, whereby the Company’s securities comprise, in whole or in part, the consideration paid by the Company in such transaction, provided such transaction was approved by the Board of Directors;

(5) for a change in the par value or no par value of Common Stock;

(6) for the payment of cash dividends pursuant to Section 3(a);

(7) upon the issuance of shares of Series A Exchangeable Preferred Stock or Series A Preferred Stock issued pursuant to the terms of the Investment Agreement or Common Stock issuable upon conversion thereof; or

(8) upon the issuance of any shares of Common Stock or warrants to acquire only shares of Common Stock issued to banks, equipment lessors or other lending institutions, or to real property lessors, in each case, in connection with a debt financing (limited to secured or unsecured debt for borrowed money that is not pursuant to the issuance of Convertible Securities), equipment leasing or real property leasing transaction, provided such transaction was approved by the Board of Directors.

(9) Whenever the Conversion Price is to be adjusted in accordance with Section 8(a) or Section 8(b), the Company shall: (i) compute the Conversion Price in accordance with Section 8(a) or Section 8(b), taking into account the $0.01 threshold set forth in Section 8(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 8(a) or Section 8(b), taking into account the $0.01 threshold set forth in Section 8(c) hereof, provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 8(a) or Section 8(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

(d) If one or more events occurs requiring an adjustment to be made to the Conversion Price during the same time period, adjustments to the Conversion Price shall be determined by the Board of Directors to reflect the combined impact of all Conversion Price adjustment events, as set out in this Section 8, during such period.

(e) In the event that at any time as a result of any adjustment made pursuant to this Section 8 or otherwise, it will be necessary for the Company to obtain stockholder approval, then the Company shall use its reasonable best efforts to obtain such stockholder approval as promptly as practicable.

(f) In the event the Company shall propose to take any action of the type described in Section 8(a)(iii), 8a(iv), 8(a)(v), 8(a)(vi), 8(a)(vii), 8(a)(viii), 8(b) or 8(g), the Company shall give notice to each Holder, which notice shall specify the Record Date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect on the Conversion Price and the number of shares of Common Stock which shall be deliverable upon conversion of shares of the Series A Exchangeable Preferred Stock. Except as otherwise provided herein, (x) in the case of any such action that would require the fixing of a Record Date, such notice shall be given at least ten days prior to the date so fixed and (y) in the case of all other such actions, such notice shall be given at least ten days prior to the taking of such proposed action.

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(g) If any event occurs as to which, in the opinion of the Board of Directors, the provisions of this Section 8 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holders in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment pursuant to this Section 8 have the effect of increasing the Conversion Price as otherwise determined pursuant to any of the provisions of this Section 8 except in the case of a combination of shares of a type contemplated in Section 8(a)(ii) hereof and then in no event to an amount larger than the Conversion Price as adjusted pursuant to Section 8(a)(ii) hereof.

(h) Anything in this Section 8 notwithstanding, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of Common Stock, and any such purported adjustment shall instead reduce the Conversion Price to such par value.

(i) Notwithstanding the foregoing, no adjustment shall be made to the Conversion Price pursuant to this Section 8 to the extent the Holder actually participates on an as-converted basis with the Common Stock pursuant to Section 3(d)(ii), subject to notice of such participation to the Holder, in the transaction that would otherwise trigger the applicable adjustment pursuant to this Section 8.

(j) Notwithstanding the foregoing, no adjustment shall be made to the Conversion Price pursuant to this Section 8 solely on account of any adjustment of the conversion price of the Series A Preferred Stock in accordance with the Series A Preferred Certificate of Designation.

9. Recapitalization, Reclassification and Changes in Common Stock.  Upon the occurrence of any:

(a) reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

(b) merger or consolidation of the Company with or into another Person (other than a Subsidiary) other than a merger or consolidation in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock;

(c) any statutory share exchange of the Company with another Person; or

(d) sale or other disposition of all or substantially all of the property and assets of the Company (on a consolidated basis) to any other Person (any of the foregoing events in clauses (a) through (d), a “Transaction”); then, without limiting the rights of the Holders in Section 4 herein, the Series A Exchangeable Preferred Stock shall be convertible after the Transaction into the kind and amount of shares of stock or other securities or other property or assets (including cash) that the Holders would have been entitled to receive upon such Transaction had such Series A Exchangeable Preferred Stock been converted into Common Stock immediately prior to such Transaction after giving effect to any adjustment. The provisions of this Section 9 shall apply to successive Transactions. In the event that holders of the Common Stock shall have the opportunity to elect the form of consideration to be received in a Transaction, then the Company shall make adequate provision whereby each Holder shall have a reasonable opportunity to determine the form of consideration into which all of such Holder’s shares of Series A Exchangeable Preferred Stock, shall be convertible from and after the effective date of such Transaction. Such determination shall be (i) subject to any limitations to which all of the holders of Common Stock are subject, including, but not limited to, pro rata reductions applicable to any portion of the consideration payable in such Transaction and (ii) conducted in such a manner as to be completed by the date that is the earlier of (a) the deadline for elections to be made by holders of Common Stock and (b) five (5) Trading Days prior to the anticipated effective date of such Transaction. The Company will not effect (or enter into any agreement providing for) any Transaction unless prior to the consummation thereof the successor Person (if other than the Company) resulting from such Transaction shall assume by written instrument mailed or delivered to the Holders at the last

Annex II-19

address of each such Holder appearing on the Register, the obligation pursuant to this Section 9. At least twenty (20) days’ prior written notice of the date on which the Transaction will be consummated shall be given to the Holders.

10. Other Provisions.

(a) Shares of Series A Exchangeable Preferred Stock issued and reacquired shall be prohibited from being reissued as such and will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Delaware law, will have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, except that any issuance or reissuance of shares of Series A Exchangeable Preferred Stock must be in compliance with this Certificate.

(b) The shares of Series A Exchangeable Preferred Stock shall be issuable only in whole shares.

(c) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the date of mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate) with postage prepaid, addressed: (i) if to the Company, to its office at 44 East Industrial Road, Branford, CT 06405, Attention: Chief Executive Officer and Chief Financial Officer, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the Register, or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

(d) If at any time the Company is required to make any payment to a Holder pursuant to this Certificate, the Company does not have sufficient funds legally available to make such payment, the Company shall make as much of such required payment as possible, ratably to each Holder in proportion to the number of shares of Series A Exchangeable Preferred Stock held by such Holder, and shall thereafter from time to time, as soon as it shall have funds available therefor, make payment of as much of the remaining amount of such required payment as it legally may until it has made such payment in its entirety. For the avoidance of doubt, such partial payments shall not reduce or waive the rights of the Holders hereunder.

(e) The words “hereby”, “herein”, “hereof”, “hereunder” and words of similar import refer to this Certificate as a whole and not merely to the specific section, paragraph or clause in which such word appears. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The definitions given for terms in Section 2 and elsewhere in this Certificate shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(f) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Series A Exchangeable Preferred Stock owned by a Holder and (in the case of loss, theft or destruction) of an unsecured indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of securities evidenced by such certificate which remains outstanding.

Annex II-20

(g) Any of the rights of the Holders set forth herein (including, without limitation, any rights to notices, adjustments or otherwise) may be waived by (i) any Holder with respect to such Holder, provided that such waiver is in writing and executed by such Holder, and (ii) the written consent of the Required Holders with respect to all Holders, and such waiver shall be binding on all Holders; provided, however, prior to the effective date of an amendment to this Certificate approved by the Required Holders which amendment amends the Applicable Terms, the Company shall give each Holder five (5) Business Days’ notice to permit such Holder to convert such Holder’s shares of Series A Exchangeable Preferred Stock pursuant to Section 7(a) herein, subject to any limitations in this Certificate on the number of shares of Series A Exchangeable Preferred Stock that may be converted. Notwithstanding the foregoing, the Required Holders shall not amend the foregoing proviso without the consent of each Holder affected thereby.

Annex II-21

SPECIAL MEETING OF STOCKHOLDERS OF
CAS MEDICAL SYSTEMS, INC.
August 22, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.casmed.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
↓  Please detach along perforated line and mail in the envelope provided.  ↓
■    00030300300000000000   5

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1.
Approval of the issuance of preferred stock convertible into more than 20% of CAS Medical Systems, Inc. common stock outstanding, which would result in a “change of control” under applicable NASDAQ Listing Rules.
		☐	☐	☐

2.
Approval of the issuance of preferred stock convertible into more than 20% of CAS Medical Systems, Inc. common stock outstanding, which, in the future, may convert at a price that is less than the greater of book or market value, requiring stockholder approval under applicable NASDAQ Listing Rules.

		☐	☐	☐
3.
Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to constitute a quorum or to approve the foregoing proposals.
		☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3. Please sign exactly as name appears on the left.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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CAS MEDICAL SYSTEMS, INC.
44 East Industrial Road, Branford, Connecticut 06405
This Proxy is Solicited on Behalf of the Board of Directors
     The undersigned hereby appoints Thomas M. Patton and Jeffery A. Baird, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to represent and vote all shares of common stock of CAS Medical Systems, Inc. held of record by the undersigned on July 6, 2011 at the Special Meeting of Stockholders to be held on August 22, 2011 and at any adjournment thereof, as specified on the reverse side of this proxy card and in their discretion upon such other matters as may properly come before such Special Meeting and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.
(Continued and to be signed on the reverse side)
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